Exhibit 99.1

Quarterly Earnings and
Supplemental Operating and Financial Data

June 30, 2012

LEXINGTON REALTY TRUST
SUPPLEMENTAL REPORTING PACKAGE
June 30, 2012

This Quarterly Earnings Release and Supplemental Reporting Package contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Lexington’s control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington’s periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) the authorization of Lexington’s Board of Trustees of future dividend declarations to achieve an expected annualized dividend paid in 2012 of $0.50 per common share, (2) Lexington’s ability to achieve its estimate of Reported Company FFO or Company FFO, as adjusted, for the year ended December 31, 2012, (3) the consummation of the build-to-suit transactions, (4) the failure to continue to qualify as a real estate investment trust, (5) changes in general business and economic conditions, including the impact of the current global financial and credit crisis, (6) competition, (7) increases in real estate construction costs, (8) changes in interest rates, (9) changes in accessibility of debt and equity capital markets, including with respect to financings that Lexington is working on, or (10) future impairment charges. Copies of the periodic reports Lexington files with the Securities and Exchange Commission are available on Lexington’s web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington’s future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects”, “is optimistic” or similar expressions. Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington’s expectations will be realized.

LEXINGTON REALTY TRUST
TRADED: NYSE: LXP
ONE PENN PLAZA, SUITE 4015
NEW YORK NY 10119-4015
Contact:
Investor or Media Inquiries, T. Wilson Eglin, CEO
Lexington Realty Trust
Phone: (212) 692-7200 E-mail: tweglin@lxp.com

FOR IMMEDIATE RELEASE
Tuesday, August 7, 2012

LEXINGTON REALTY TRUST REPORTS SECOND QUARTER 2012 RESULTS

New York, NY - August 7, 2012 - Lexington Realty Trust (“Lexington”) (NYSE:LXP), a real estate investment trust focused on single-tenant real estate investments, today announced results for the second quarter ended June 30, 2012.

Second Quarter 2012 Highlights

•	Generated Company Funds From Operations, as adjusted, (“Company FFO, as adjusted”) of $44.1 million or $0.24 per diluted common share.

•	Executed 14 new and extended leases, totaling 0.7 million square feet and ended the quarter with overall portfolio occupancy of 97.6%.

•	Closed property acquisitions of $63.7 million and invested $19.1 million in on-going build-to-suit projects.

•	Raised $82.0 million of gross proceeds from dispositions.

•	Borrowed $100.0 million at a weighted-average fixed interest rate of 3.95% and an average maturity of nine years.

•
Redeemed, at par, all outstanding shares of 8.05% Series B Cumulative Redeemable Preferred Stock for $68.5 million and repaid $23.6 million of non-recourse mortgage debt which was scheduled to mature in 2012 and had a weighted-average fixed rate of 5.9%.

•	Entered an agreement regarding the disposition of all assets in Net Lease Strategic Assets Fund by December 2012.

Subsequent to Quarter End Highlights

•	Executed 0.4 million square feet of extended leases, raising annual cash rents from $6.2 million to $9.6 million.

•	Retired $26.1 million of non-recourse mortgage debt which was scheduled to mature in 2012 and had a fixed rate of 6.1%.

T. Wilson Eglin, President and Chief Executive Officer of Lexington, stated, "Our operating results continue to be strong. We have successfully raised occupancy, refinanced our debts at substantially lower rates and capitalized on favorable disposition and acquisitions opportunities. Accordingly, we are pleased to raise the range of our Company funds from operations guidance for 2012 to an expected range of $0.93-$0.96 per share."

FINANCIAL RESULTS
Revenues
For the quarter ended June 30, 2012, total gross revenues were $83.9 million, compared with total gross revenues of $78.5 million for the quarter ended June 30, 2011. The increase is primarily due to property acquisitions and an increase in occupancy.

Company FFO, As Adjusted
For the quarter ended June 30, 2012, the Company generated Company FFO, as adjusted, of $44.1 million, or $0.24 per diluted share, compared to Company FFO, as adjusted, for the quarter ended June 30, 2011 of $41.1 million, or $0.24 per diluted share. The calculation of Company FFO, as adjusted, is included later in this press release.

Net Loss Attributable to Common Shareholders
For the quarter ended June 30, 2012, net loss attributable to common shareholders was $(3.4) million, or a loss of $(0.02) per diluted share, compared with net loss attributable to common shareholders for the quarter ended June 30, 2011 of $(50.5) million, or a loss of $(0.33) per diluted share.

Capital Activities and Balance Sheet Update
During the second quarter of 2012, Lexington financed the Transamerica Tower in Baltimore, Maryland with a $55.0 million non-recourse mortgage loan which has an 11-year term and bears interest at a fixed rate of 4.32%.
During the second quarter of 2012, Lexington (1) borrowed an additional $45.0 million on its 7-year term loan and swapped the LIBOR rate on such borrowings for a current fixed rate of 3.5% and (2) repaid $23.6 million in non-recourse mortgage debt which was scheduled to mature in 2012 and had a weighted-average interest rate of 5.9%. As of June 30, 2012, $206.0 million was outstanding on the term loan and $9.0 million was available to be borrowed prior to January 13, 2013. In July 2012, Lexington repaid a $26.1 million non-recourse mortgage debt, which was scheduled to mature in 2012 and had an interest rate of 6.1%.
During the second quarter of 2012, Lexington redeemed, at par, all outstanding shares of 8.05% Series B Cumulative Redeemable Preferred Stock for $68.5 million.

Concord Debt Holdings
In May 2012, Lexington sold all of its interest in Concord Debt Holdings and related entities for $7.0 million in cash, resulting in a $7.0 million gain on sale, which is included in equity in earnings of non-consolidated entities, however it is excluded from the calculation of Company FFO, as adjusted.

Net Lease Strategic Assets Fund (NLS)
During the second quarter of 2012, Lexington entered into an agreement with its joint venture partner, a subsidiary of Inland American Real Estate Trust, Inc. ("Inland"), to, on October 1, 2012, either (1) sell its interest in NLS to Inland for a $219.8 million non-recourse promissory note which will bear interest at 7.07% and mature on December 21, 2012, or (2) purchase Inland's interest in NLS for $14.4 million in cash. The amount of the sale and/or purchase consideration will be reduced by distributions received by each respective partner from April 27, 2012 through October 1, 2012. Inland must deliver a written response by September 17, 2012 of its intention to either buy Lexington's interest in NLS or sell its interest in NLS to Lexington. If no notice is delivered by September 17, 2012, Inland will be deemed to have irrevocably agreed to sell its interest in NLS to Lexington. As a result, Lexington expects to either receive the cash amount or all of the NLS properties by December 21, 2012.

As of June 30, 2012, NLS owned 26 office, 13 industrial and 2 specialty assets located in 23 states, which encompass 5.8 million square feet and were 98.7% leased. Lexington's Quarterly Supplemental Operating and Financial Data Report for the quarter ended June 30, 2012 contains detailed property and debt information, historical operating results and certain credit metrics relating to the NLS properties.

Common Share Dividend/Unit Distribution
Lexington declared a regular quarterly dividend/distribution for the quarter ended June 30, 2012 of $0.125 per common share/unit, which was paid on July 16, 2012 to common shareholders/unitholders of record as of June 29, 2012.
OPERATING ACTIVITIES
Leasing
During the second quarter of 2012, Lexington executed 14 new and extended leases for 0.7 million square feet and ended the quarter with overall portfolio occupancy of 97.6%.
Subsequent to quarter end, Lexington executed 0.4 million square feet of extended leases, raising annual cash rents from $6.2 million to $9.6 million.

Capital Recycling
Dispositions
During the second quarter of 2012, Lexington disposed of its interest in four properties and a 6.9-acre parcel to unrelated parties for an aggregate gross sales price of $72.3 million, including $69.0 million for the multi-tenant office property in Long Beach, California. Lexington had a 55% interest in the Long Beach property.
In addition, Net Lease Strategic Assets Fund sold its interest in one property for a gross sale price of $2.7 million.

Investment Activity
Build-to-Suit Projects
Lexington closed on the acquisition of the build-to-suit industrial property in Shreveport, Louisiana for a capitalized cost of $12.9 million (9.6% initial cap rate). The property is net-leased for a 10-year term.
Lexington continues to fund the construction of, or is under contract to acquire, the previously announced build-to-suit projects in (1) Saint Joseph, Missouri (9.5% initial cap rate), (2) Jessup, Pennsylvania (9.2% initial cap rate), (3) Denver, Colorado (8.6% initial cap rate), (4) Long Island City, New York (8.5% initial cap rate), (5) Valdosta, Georgia (9.25% initial cap rate) and (6) Eugene, Oregon (9.0% initial cap rate). The aggregate estimated cost of these six on-going projects is approximately $149.5 million of which $60.8 million was invested as of June 30, 2012.

Loan Investments
During the second quarter of 2012, Lexington contracted to lend up to $8.0 million to fund the construction of a 52,000 square foot net-leased charter school in Homestead, Florida. Lexington funded $5.8 million as of June 30, 2012. The interest-only loan accrues interest at a rate of 7.5% per annum and is scheduled to mature in August 2014.

Property Acquisitions
During the second quarter of 2012, Lexington acquired an industrial property for $23.0 million (7.6% initial cap rate). The property encompasses 152 acres abutting a Union Pacific Railroad Line in Missouri City, Texas and is net-leased for a 20-year term.
In addition, during the second quarter of 2012, Lexington formed a joint venture with an 85% equity partner that acquired a 55,650 square foot inpatient rehabilitation hospital in Humble, Texas for $27.8 million. The hospital is net-leased for a remaining term of approximately 17 years. The acquisition was partially funded by a non-recourse mortgage in the original principal amount of $15.3 million, which bears interest at 4.7% and matures in May 2017.
2012 EARNINGS GUIDANCE
Lexington is increasing its estimate of Company FFO, as adjusted, by $0.01 per diluted share to a range of $0.93 to $0.96 per diluted share for the year ended December 31, 2012. This guidance is forward looking, excludes the impact of certain items and is based on current expectations.

SECOND QUARTER 2012 CONFERENCE CALL
Lexington will host a conference call today, Tuesday, August 7, 2012, at 11:00 a.m. Eastern Time, to discuss its results for the quarter ended June 30, 2012. Interested parties may participate in this conference call by dialing 888-437-9364 or 719-457-2715. A replay of the call will be available through August 21, 2012, at 877-870-5176 or 858-384-5517, pin: 4936726. A live webcast of the conference call will be available at www.lxp.com within the Investor Relations section.

ABOUT LEXINGTON REALTY TRUST
Lexington Realty Trust is a real estate investment trust that owns, invests in, and manages office, industrial and retail properties net-leased to major corporations throughout the United States and provides investment advisory and asset management services to investors in the net lease area. Lexington shares are traded on the New York Stock Exchange under the symbol “LXP”. Additional information about Lexington is available on-line at www.lxp.com or by contacting Lexington Realty Trust, One Penn Plaza, Suite 4015, New York, New York 10119-4015, Attention: Investor Relations.
This release contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Lexington's control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management's Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington's periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) the authorization by Lexington's Board of Trustees of future dividend declarations to achieve an expected annualized dividend paid in 2012 of $0.50 per common share, (2) Lexington's ability to achieve its estimate of Reported Company FFO or Company FFO, as adjusted, for the year ended December 31, 2012, (3) the consummation of the built-to-suit transactions, (4) the failure to continue to qualify as a real estate investment trust, (5) changes in general business and economic conditions, including the impact of the current global financial and credit crisis, (6) competition, (7) increases in real estate construction costs, (8) changes in interest rates, (9) changes in accessibility of debt and equity capital markets, including with respect to financings that Lexington is working on, or (10) future impairment charges. Copies of the periodic reports Lexington files with the Securities and Exchange Commission are available on Lexington's web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington's future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects”, “is optimistic” or similar expressions. Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington's expectations will be realized.
References to Lexington refer to Lexington Realty Trust and its consolidated subsidiaries. All interests in properties and loans are held through special purpose entities, which are separate and distinct legal entities, but consolidated for financial statement purposes and/or disregarded for income tax purposes.

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited and in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Gross revenues:
Rental	$75,793	$69,983	$148,500	$139,868
Advisory and incentive fees	765	1,151	1,088	1,447
Tenant reimbursements	7,372	7,334	14,936	15,456
Total gross revenues	83,930	78,468	164,524	156,771

Expense applicable to revenues:
Depreciation and amortization	(41,950)	(40,364)	(80,258)	(78,096)
Property operating	(14,718)	(14,313)	(28,958)	(29,371)
General and administrative	(6,201)	(5,535)	(11,588)	(10,979)
Non-operating income	1,693	2,832	4,314	5,739
Interest and amortization expense	(24,316)	(26,883)	(49,043)	(53,805)
Debt satisfaction gains (charges), net	(2)	(10)	(1,651)	9
Change in value of forward equity commitment	—	(445)	—	5,548
Litigation reserve	(2,800)	—	(2,800)	—
Impairment charges	(1,348)	(30,451)	(1,348)	(30,451)

Loss before benefit (provision) for income taxes, equity in earnings of non-consolidated entities and discontinued operations	(5,712)	(36,701)	(6,808)	(34,635)
Benefit (provision) for income taxes	(329)	(220)	(515)	1,313
Equity in earnings of non-consolidated entities	10,277	7,600	17,670	11,599
Income (loss) from continuing operations	4,236	(29,321)	10,347	(21,723)

Discontinued operations:
Income from discontinued operations	502	962	702	2,654
Provision for income taxes	(2)	(17)	(2)	(29)
Debt satisfaction gains (charges), net	—	—	1,728	(603)
Gains on sales of properties	2,671	170	2,671	5,069
Impairment charges	(1,781)	(28,751)	(4,342)	(58,318)
Total discontinued operations	1,390	(27,636)	757	(51,227)
Net income (loss)	5,626	(56,957)	11,104	(72,950)
Less net (income) loss attributable to noncontrolling interests	(1,116)	12,699	(2,983)	11,253
Net income (loss) attributable to Lexington Realty Trust shareholders	4,510	(44,258)	8,121	(61,697)
Dividends attributable to preferred shares - Series B	(919)	(1,590)	(2,298)	(3,180)
Dividends attributable to preferred shares - Series C	(1,573)	(1,690)	(3,145)	(3,380)
Dividends attributable to preferred shares - Series D	(2,925)	(2,925)	(5,851)	(5,851)
Dividends attributable to non-vested common shares	(139)	(76)	(289)	(155)
Deemed dividend - Series B	(2,346)	—	(2,346)	—
Redemption discount - Series C	—	—	229	86
Net loss attributable to common shareholders	$(3,392)	$(50,539)	$(5,579)	$(74,177)

Income (loss) per common share - basic and diluted:
Loss from continuing operations	$(0.02)	$(0.23)	$(0.04)	$(0.23)
Income (loss) from discontinued operations	—	(0.10)	—	(0.27)
Net loss attributable to common shareholders	$(0.02)	$(0.33)	$(0.04)	$(0.50)

Weighted-average common shares outstanding - basic and diluted:	154,558,380	151,526,956	154,353,707	148,866,015

Amounts attributable to common shareholders:
Loss from continuing operations	$(3,925)	$(34,490)	$(5,207)	$(34,592)
Income (loss) from discontinued operations	533	(16,049)	(372)	(39,585)
Net loss attributable to common shareholders	$(3,392)	$(50,539)	$(5,579)	$(74,177)

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
June 30, 2012 (unaudited) and December 31, 2011
(In thousands, except share and per share data)

	2012	2011
Assets:
Real estate, at cost	$3,160,236	$3,172,246
Investments in real estate under construction	57,250	34,529
Less: accumulated depreciation and amortization	693,627	638,368
	2,523,859	2,568,407
Intangible assets, net	163,718	178,569
Cash and cash equivalents	50,189	63,711
Restricted cash	30,497	30,657
Investment in and advances to non-consolidated entities	96,826	90,558
Deferred expenses, net	47,454	43,966
Loans receivable, net	71,439	66,619
Rent receivable	6,972	7,271
Other assets	26,992	28,290
Total assets	$3,017,946	$3,078,048

Liabilities and Equity:
Liabilities:
Mortgages and notes payable	$1,263,228	$1,366,004
Credit facility borrowings	35,000	—
Term loan payable	206,000	—
Exchangeable notes payable	—	62,102
Convertible notes payable	106,118	105,149
Trust preferred securities	129,120	129,120
Dividends payable	23,987	25,273
Accounts payable and other liabilities	59,592	53,058
Accrued interest payable	11,941	13,019
Deferred revenue - including below market leases, net	85,645	90,349
Prepaid rent	16,787	12,543
Total liabilities	1,937,418	1,856,617
Commitments and contingencies

Equity:
Preferred shares, par value $0.0001 per share; authorized 100,000,000 shares,
Series B Cumulative Redeemable Preferred, liquidation preference $68,522; 2,740,874 shares issued and outstanding in 2011	—	66,193
Series C Cumulative Convertible Preferred, liquidation preference $96,770 and $98,510; 1,935,400 and 1,970,200 shares issued and outstanding in 2012 and 2011, respectively	94,016	95,706
Series D Cumulative Redeemable Preferred, liquidation preference $155,000; 6,200,000 shares issued and outstanding	149,774	149,774
Common shares, par value $0.0001 per share; authorized 400,000,000 shares, 155,760,185 and 154,938,351 shares issued and outstanding in 2012 and 2011, respectively	16	15
Additional paid-in-capital	2,017,563	2,010,850
Accumulated distributions in excess of net income	(1,205,562)	(1,161,402)
Accumulated other comprehensive income (loss)	(3,621)	1,938
Total shareholders' equity	1,052,186	1,163,074
Noncontrolling interests	28,342	58,357
Total equity	1,080,528	1,221,431
Total liabilities and equity	$3,017,946	$3,078,048

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
EARNINGS PER SHARE
(Unaudited and in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
EARNINGS PER SHARE:

Basic and Diluted:
Loss from continuing operations attributable to common shareholders	$(3,925)	$(34,490)	$(5,207)	$(34,592)
Income (loss) from discontinued operations attributable to common shareholders	533	(16,049)	(372)	(39,585)
Net loss attributable to common shareholders	$(3,392)	$(50,539)	$(5,579)	$(74,177)

Weighted-average number of common shares outstanding	154,558,380	151,526,956	154,353,707	148,866,015

Income (loss) per common share:
Loss from continuing operations	$(0.02)	$(0.23)	$(0.04)	$(0.23)
Income (loss) from discontinued operations	—	(0.10)	—	(0.27)
Net loss attributable to common shareholders	$(0.02)	$(0.33)	$(0.04)	$(0.50)

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
REPORTED COMPANY FUNDS FROM OPERATIONS & FUNDS AVAILABLE FOR DISTRIBUTION
(Unaudited and in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
FUNDS FROM OPERATIONS: (1)
Basic and Diluted:
Net loss attributable to common shareholders	$(3,392)	$(50,539)	$(5,579)	$(74,177)
Adjustments:
Depreciation and amortization	41,318	40,922	79,619	79,518
Impairment losses - real estate	3,129	59,202	5,690	88,769
Impairment loss - joint venture	—	—	—	1,559
Noncontrolling interests - OP units	78	(1,398)	438	(958)
Amortization of leasing commissions	1,211	966	2,298	1,873
Joint venture and noncontrolling interest adjustment	2,047	(13,686)	926	(13,981)
Preferred dividends	3,919	1,690	5,262	3,294
Gains on sales of properties	(2,671)	(170)	(2,671)	(5,069)
Gain on sale - joint venture investment	(7,000)	—	(7,000)	—
Interest and amortization on 6.00% Convertible Notes	2,326	2,326	4,653	4,653
Reported Company FFO	40,965	39,313	83,636	85,481
Debt satisfaction charges (gains), net	2	10	(77)	594
Forward equity commitment	—	445	—	(5,548)
Litigation reserve	2,800	—	2,800	—
Other	332	1,305	322	2,250
Company FFO, as adjusted	44,099	41,073	86,681	82,777

FUNDS AVAILABLE FOR DISTRIBUTION: (2)
Adjustments:
Straight-line rents	(5,408)	(3,927)	4,069	2,993
Lease incentives	293	525	830	1,047
Amortization of below/above market leases	(1,394)	(667)	(2,695)	(1,278)
Non-cash interest, net	(182)	127	(856)	351
Non-cash general and administrative expenses	1,177	1,014	2,358	1,951
Tenant improvements	(3,690)	(2,031)	(5,800)	(4,755)
Lease costs	(987)	(5,419)	(3,631)	(9,246)
Reported Company Funds Available for Distribution	$33,908	$30,695	$80,956	$73,840

Per Share Amounts
Basic:
Reported Company FFO	$0.23	$0.22	$0.46	$0.49
Company FFO, as adjusted	$0.24	$0.24	$0.48	$0.48
Company FAD	$0.19	$0.18	$0.45	$0.43

Diluted:
Reported Company FFO	$0.23	$0.22	$0.46	$0.49
Company FFO, as adjusted	$0.24	$0.24	$0.48	$0.48
Company FAD	$0.19	$0.18	$0.45	$0.43

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
REPORTED COMPANY FUNDS FROM OPERATIONS & FUNDS AVAILABLE FOR DISTRIBUTION (CONTINUED)
(Unaudited and in thousands, except share and per share data)
	Three Months Ended June 30,		Six Months Ended June 30,
Basic:	2012	2011	2012	2011
Weighted-average common shares outstanding - EPS basic	154,558,380	151,526,956	154,353,707	148,866,015
6.00% Convertible Notes	16,409,546	16,230,905	16,409,546	16,230,905
Non-vested share-based payment awards	199,202	138,457	201,099	130,662
Operating Partnership Units	4,505,457	4,824,501	4,519,416	4,861,704
Preferred Shares - Series C	4,710,570	5,062,278	4,714,293	5,077,293
Weighted-average common shares outstanding - Reported Company FFO basic	180,383,155	177,783,097	180,198,061	175,166,579
Adjustments:
Forward equity commitment settlement	—	(3,544,219)	—	(3,468,421)
Weighted-average common shares outstanding - Company FFO, as adjusted & FAD	180,383,155	174,238,878	180,198,061	171,698,158

Diluted:
Weighted-average common shares outstanding - Reported Company FFO basic	180,383,155	177,783,097	180,198,061	175,166,579
Options - Incremental shares	239,105	328,985	243,659	361,866
Weighted-average common shares outstanding - Reported Company FFO diluted	180,622,260	178,112,082	180,441,720	175,528,445
Adjustments:
Forward equity commitment settlement	—	(3,544,219)	—	(3,468,421)
Weighted-average common shares outstanding - Company FFO, as adjusted & FAD	180,622,260	174,567,863	180,441,720	172,060,024
1 Lexington believes that Funds from Operations (“FFO”) is a widely recognized and appropriate measure of the performance of an equity REIT. Lexington believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude generally accepted accounting principles (“GAAP”) historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. As a result, FFO provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, interest costs and other matters without the inclusion of depreciation and amortization, providing perspective that may not necessarily be apparent from net income.
The National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) defines FFO as “net income (or loss) computed in accordance with GAAP, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.” NAREIT recently clarified its computation of FFO to exclude impairment charges on depreciable real estate owned directly or indirectly. FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs.
Lexington presents “Reported Company funds from operations” or “Reported Company FFO,” which differs from FFO because it includes Lexington's operating partnership units, Lexington's 6.50% Series C Cumulative Convertible Preferred Shares, and Lexington's 6.00% Convertible Notes because these securities are convertible, at the holder's option, into Lexington's common shares. Management believes this is appropriate and relevant to securities analysts, investors and other interested parties because Lexington presents Reported Company FFO on a company-wide basis as if all securities that are convertible, at the holder's option, into Lexington's common shares, are converted. Lexington also presents “Company funds from operations, as adjusted” or “Company FFO, as adjusted,” which adjusts Reported Company FFO for certain items which Management believes are not indicative of the operating results of its real estate portfolio. Management believes this is an appropriate presentation as it is frequently requested by security analysts, investors and other interested parties. Since others do not calculate funds from operations in a similar fashion, Reported Company FFO and Company FFO, as adjusted, may not be comparable to similarly titled measures as reported by others. Reported Company FFO and Company FFO, as adjusted, should not be considered as an alternative to net income as an indicator of our operating performance or as an alternative to cash flow as a measure of liquidity.
2 Reported Company Funds Available for Distribution ("FAD") is calculated by making adjustments to Company FFO, as adjusted, for (1) straight-line rent revenue, (2) lease incentive amortization, (3) amortization of above/below market leases, (4) cash paid for tenant improvements, (5) cash paid for lease costs, (6) non-cash general and administrative expenses, and (7) non-cash interest, net. Although FAD may not be comparable to that of other REITs, Lexington believes it provides a meaningful indication of its ability to fund cash needs. FAD is a non-GAAP financial measure and should not be viewed as an alternative measurement of operating performance to net income, as an alternative to net cash flows from operating activities or as a measure of liquidity.
# # #

LEXINGTON REALTY TRUST
2012 Second Quarter Leasing Summary

	NEW LEASES
	Tenants (Guarantors)	Location		Lease Expiration Date	Sq. Ft.	New Cash Rent Per Annum ($000)(1)	New GAAP Rent Per Annum ($000)(1)
	Office
1	Wyndham Vacation Ownership, Inc. (Wyndham Worldwide Corporation)	Orlando	FL	10/2024	25,154	$60	$402
2	Capital One, National Association	Glen Allen	VA	12/2017	59,113	$610	$952
2	Total office new leases				84,267	$670	$1,354

2	TOTAL NEW LEASES				84,267	$670	$1,354

	LEASE EXTENSIONS
	Tenants (Guarantors)	Location		Prior Term	Lease Expiration Date	Sq. Ft.	New Cash Rent Per Annum ($000)(1)	Prior Cash Rent Per Annum ($000)	New GAAP Rent Per Annum ($000)(1)	Prior GAAP Rent Per Annum ($000)

	Office/Multi-Tenant			2012 Extensions
6	Various	Honolulu	HI	2,012	2013-2015	2,313	$45	$43	$45	$43
7	Sony Electronics, Inc.	Los Angeles	CA	08/2012	08/2015	20,203	$230	$211	$230	$211
8	Allstate Insurance Company (2)	Indianapolis	IN	08/2012	01/2018	57,769	$556	$1,373	$945	$1,547
				2013 Extensions
9	Lockheed Martin Corporation	Orlando	FL	04/2013	04/2018	184,000	$960	$960	$1,870	$1,870
10	International Business Machines Corporation /Internet Security Systems, Inc. (ISS Group, Inc.) (3)	Atlanta	GA	05/2013	05/2018	238,600	$1,193	$5,065	$1,848	$4,882
11	FTJ FundChoice, LLC	Hebron	KY	01/2013	08/2020	9,164	$21	$57	$21	$48
				2017 Extension
12	Capital One Services, LLC	Glen Allen	VA	05/2017	12/2018	77,045	$826	$806	$759	$734

12	Total office/multi-tenant lease extensions					589,094	$3,831	$8,515	$5,718	$9,335

12	TOTAL EXTENDED LEASES					589,094	$3,831	$8,515	$5,718	$9,335

14	TOTAL NEW AND EXTENDED LEASES					673,361	$4,501	$8,515	$7,072	$9,335

LEXINGTON REALTY TRUST
2012 Second Quarter Leasing Summary

	LEASE NON-RENEWAL
	Tenants (Guarantors)	Location		Lease Expiration Date	Sq. Ft.	Prior Annual Cash Rent ($000)	Prior Annual GAAP Rent ($000)
	Office
1	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	Sun City	AZ	05/2012	10,000	$165	$243
2	AVT Grocery, Inc. / Safeway, Inc.	Fort Worth	TX	05/2012	44,000	$304	$358
1	TOTAL LEASE NON-RENEWALS				54,000	$469	$601

	Footnotes
	(1) Assumes twelve months rent from the later of 7/1/12 or lease commencement/extension.
	(2) Prior cash rent and Prior GAAP rent amounts for 84,200 square feet.
	(3) Current cash rents are $422 per month through May 2013 when the $40.4 million non-recourse mortgage is due.

LEXINGTON REALTY TRUST
2012 Second Quarter Investment/Capital Recycling Summary

	PROPERTY INVESTMENTS (1)
	Tenants (Guarantors)	Location		Property Type	Initial Basis ($000)	Initial Annualized Cash Rent ($000)	Initial Cash Yield	GAAP Yield	Lease Expiration
1	Vulcan Construction Materials, LP (Vulcan Materials Company)	Missouri City	TX	Industrial	$23,000	$1,748	7.6%	9.2%	04/2032
2	The Tire Rack, Inc. (1)	Shreveport	LA	Industrial	$12,941	$1,245	9.6%	10.1%	03/2022
2	TOTAL PROPERTY INVESTMENTS				$35,941	$2,993	8.3%	9.5%

	JOINT VENTURE INVESTMENTS
	Tenant (Guarantor)	Location		Property Type	Ownership %	Initial Investment ($000)
1	Triumph Rehabilitation Hospital of Northeast Houston, LLC (RehabCare Group, Inc.)	Humble	TX	Inpatient Rehab Hospital	15%	$1,958

	CAPITAL RECYCLING

	PROPERTY DISPOSITIONS (2)
	Tenants	Location		Property Type	Gross Sale Price ($000)	Annualized NOI ($000)	Month of Disposition
1	Vacant	Carlsbad	NM	Retail	$320	$—	May
2	Multi-tenanted (3)	Long Beach	CA	Multi-tenant/Office	$69,000	$4,680	June
3	Vacant	Corpus Christi	TX	Retail	$1,000	$—	June
4	Vacant	Victoria	TX	Retail	$650	$—	June
5	Vacant (5)	Fort Collins	CO	Other	$2,700	$—	June
4	TOTAL PROPERTY DISPOSITIONS				$73,670	$4,680

	JOINT VENTURE DISPOSITIONS
	Investment	Gross Sale Price ($000)
1	Concord Debt Holdings LLC (4)	$4,500
2	CDH CDO LLC (4)	$2,500
		$7,000

	Footnotes
	(1) Completed build-to-suit project
	(2) Excludes sale of excess land in Glendale, AZ for a gross sale price of $1,345.
	(3) Lexington had a 55% ownership interest in the property.
	(4) Lexington had a zero GAAP basis in these investments.
	(5) Property was owned by NLS.

LEXINGTON REALTY TRUST
BUILD-TO-SUIT PROJECTS

BUILD-TO-SUIT PROJECTED FUNDING SCHEDULE
	Location		Sq. Ft	Lease Term (Years)	Maximum Commitment/Estimated Completion Cost ($000)	Investment balance as of 6/30/12 ($000)(1)	Estimated Cash Investment Next 12 Months ($000)				Estimated Completion Date
							Q3 2012	Q4 2012	Q1 2013	Q2 2013
1	Saint Joseph	MO	99,000	15	$17,991	$15,313	$2,639	$—	$—	$—	3Q 12
2	Long Island City (2)	NY	143,000	15	46,728	13,780	11,452	11,452	7,635	—	1Q 13
3	Jessup	PA	150,000	15	20,780	15,714	4,200	—	—	—	3Q 12
4	Eugene	OR	80,000	15	17,558	1,700	—	—	15,858	—	1Q 13
5	Denver	CO	163,000	15	37,592	5,612	8,725	8,725	8,725	2,908	2Q 13
6	Valdosta	GA	52,000	15	8,794	5,131	2,704	901	—	—	4Q 12
6	TOTAL BUILD-TO-SUIT PROJECTS				$149,443	$57,250	$29,720	$21,078	$32,218	$2,908

	Footnotes
	(1) Investment balance in accordance with GAAP.
	(2) Joint venture investment.

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 6/30/2012

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Acquired/ Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 6/30/2012 ($000) (2)	GAAP Base Rent as of 6/30/2012 ($000) (3)
OFFICE PROPERTIES
2012	8/31/2012	5757 Decatur Blvd.	Indianapolis	IN	--	Damar Services, Inc.	2002	5,756	23	23
	9/30/2012	4000 Johns Creek Pkwy.	Suwanee	GA	--	Kraft Foods Global, Inc.	2001	73,264	724	719
	10/31/2012	4455 American Way	Baton Rouge	LA	--	BellSouth Mobility Inc	1997	70,100	591	557
	11/7/2012	2706 Media Center Dr.	Los Angeles	CA	--	Playboy Enterprises, Inc.	2000	63,049	776	629
	12/31/2012	200 Executive Blvd. South	Southington	CT	--	Hartford Fire Insurance Company	1984/2006	153,364	840	812
2013	1/31/2013	12600 Gateway Blvd.	Fort Meyers	FL	--	Gartner, Inc.	1998	62,400	579	546
		810 & 820 Gears Rd.	Houston	TX	--	IKON Office Solutions, Inc.	2000	157,790	1,148	1,126
	3/31/2013	3165 McKelvey Rd.	Bridgeton	MO	--	BJC Health System	1981	52,994	199	263
	6/30/2013	2210 Enterprise Dr.	Florence	SC	--	JPMorgan Chase Bank, National Association	1998	179,300	628	628
	9/30/2013	9200 South Park Center Loop	Orlando	FL	--	Corinthian Colleges, Inc.	2003	59,927	679	579
	11/30/2013	10475 Crosspoint Blvd.	Indianapolis	IN	--	Yellow Book Sales and Distribution Company, Inc.	1999	3,764	33	33
		1110 Bayfield Dr.	Colorado Springs	CO	--	Honeywell International Inc.	1980/1990/2002	166,575	815	800
	12/13/2013	3333 Coyote Hill Rd.	Palo Alto	CA	16	Xerox Corporation	1973/1975/1982	202,000	1,749	1,695
	12/31/2013	2550 Interstate Dr.	Harrisburg	PA	--	New Cingular Wireless PCS, LLC	1998	81,859	972	935
2014	1/31/2014	850-950 Warrenville Rd.	Lisle	IL	--	James J. Benes & Associates, Inc.	1984	6,347	69	53
	3/15/2014	101 East Erie St.	Chicago	IL	--	Draftfcb, Inc. (Interpublic Group of Companies, Inc.)	1986	212,988	2,066	2,501
	5/31/2014	3476 Stateview Blvd.	Fort Mill	SC	--	Wells Fargo Bank, N.A.	2002	169,083	1,343	1,267
		3480 Stateview Blvd.	Fort Mill	SC	--	Wells Fargo Bank, N.A.	2004	169,218	1,821	1,725
		859 Mount Vernon Hwy.	Atlanta	GA	8	International Business Machines Corporation /Internet Security Systems, Inc. (ISS Group, Inc.)	2004	50,400	644	515
	7/31/2014	16676 Northchase Dr.	Houston	TX	--	Kerr-McGee Oil & Gas Corporation (Kerr-McGee Corporation)	2003	101,111	835	814
	9/30/2014	333 Mt. Hope Ave.	Rockaway	NJ	--	BASF Corporation	1981/2002/2004	95,500	1,122	1,061
	10/31/2014	1409 Centerpoint Blvd.	Knoxville	TN	--	Alstom Power, Inc.	1997	84,404	856	810
		2800 Waterford Lake Dr.	Midlothian	VA	12	Alstom Power, Inc.	2000	99,057	1,066	1,007
		700 US Hwy. Route 202-206	Bridgewater	NJ	--	Biovail Pharmaceuticals, Inc. (Valeant Pharmaceuticals International, Inc.)	1985/2003/2004	115,558	1,017	1,286
	11/30/2014	200 Lucent Ln.	Cary	NC	--	Progress Energy Service Company, LLC	1999	124,944	1,062	1,033
		850-950 Warrenville Rd.	Lisle	IL	--	Flexco, Inc.	1984	7,535	68	68
	12/14/2014	22011 Southeast 51st St.	Issaquah	WA	--	Spacelabs Medical, Inc. / OSI Systems, Inc. (Instrumentarium Corporation)	1987	95,600	1,064	970
		5150 220th Ave.	Issaquah	WA	--	Spacelabs Medical, Inc. / OSI Systems, Inc. (Instrumentarium Corporation)	1992	106,944	1,197	1,102
	12/31/2014	1066 Main St.	Forest Park	GA	--	Bank of America, NA (Bank of America Corporation)	1969	14,859	100	100
		1698 Mountain Industrial Blvd.	Stone Mountain	GA	--	Bank of America, NA (Bank of America Corporation)	1973	5,704	48	48
		180 South Clinton St.	Rochester	NY	--	Frontier Corporation	1988/2000	226,000	1,478	1,474
		201 West Main St.	Cumming	GA	--	Bank of America, NA (Bank of America Corporation)	1968/1982	14,208	99	99
		2223 North Druid Hills Rd.	Atlanta	GA	--	Bank of America, NA (Bank of America Corporation)	1972	6,260	56	56
		275 Technology Dr.	Canonsburg	PA	--	ANSYS, Inc.	1996	107,872	715	689
		400 Butler Farm Rd.	Hampton	VA	--	Nextel Communications of the Mid-Atlantic, Inc. (Nextel Finance Company)	1999	100,632	631	612
		4545 Chamblee – Dunwoody Rd.	Chamblee	GA	--	Bank of America, NA (Bank of America Corporation)	1972	4,565	44	44
		825 Southway Dr.	Jonesboro	GA	--	Bank of America, NA (Bank of America Corporation)	1971	4,894	38	38
		956 Ponce de Leon Ave.	Atlanta	GA	--	Bank of America, NA (Bank of America Corporation)	1975	3,900	39	39
2015	1/31/2015	26555 Northwestern Hwy.	Southfield	MI	--	Federal-Mogul Corporation	1963/1965/1988/1989	187,163	579	709
	3/31/2015	3940 South Teller St.	Lakewood	CO	--	MoneyGram Payment Systems, Inc.	2002	68,165	577	464
	4/30/2015	13775 McLearen Rd.	Herndon	VA	--	Equant, Inc. (Equant, NV)	1985/1986/1992/1999	125,293	1,109	1,069
	7/1/2015	33 Commercial St.	Foxboro	MA	--	Invensys Systems, Inc. (Siebe, Inc.)	1982/1987	164,689	3,025	1,816
	7/31/2015	4001 International Pkwy.	Carrollton	TX	--	Motel 6 Operating, LP (Accor S.A.)	2003	138,443	1,603	1,597
					--
	8/31/2015	2706 Media Center Dr.	Los Angeles	CA	--	Sony Electronics Inc.	2000	20,203	105	105
	9/27/2015	10001 Richmond Ave.	Houston	TX	--	Baker Hughes Incorporated	1976	554,385	6,775	3,688
		12645 West Airport Rd.	Sugar Land	TX	--	Baker Hughes Incorporated	1997	165,836	1,719	971

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 6/30/2012

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Acquired/ Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 6/30/2012 ($000) (2)	GAAP Base Rent as of 6/30/2012 ($000) (3)
OFFICE PROPERTIES
	9/30/2015	500 Olde Worthington Rd.	Westerville	OH	--	InVentiv Communications, Inc.	2000	97,000	556	628
		550 Business Center Dr.	Lake Mary	FL	--	JPMorgan Chase Bank, National Association	1999	125,920	943	1,052
		600 Business Center Dr.	Lake Mary	FL	--	JPMorgan Chase Bank, National Association	1996	125,155	902	1,027
	10/31/2015	12209 West Markham St.	Little Rock	AR	--	Entergy Arkansas, Inc.	1980	36,311	119	119
2016	4/30/2016	11511 Luna Rd.	Farmers Branch	TX	--	Haggar Clothing Co. (Texas Holding Clothing Corporation and Haggar Corp.)	2000	180,507	1,154	1,594
		2000 Eastman Dr.	Milford	OH	--	Siemens Corporation	1991	221,215	1,243	1,159
	10/31/2016	104 & 110 South Front St.	Memphis	TN	--	Hnedak Bobo Group, Inc.	1871/1980/1988/1999	37,229	259	251
	12/31/2016	2050 Roanoke Rd.	Westlake	TX	--	TD Auto Finance LLC	2001	130,290	1,287	1,332
2017	3/31/2017	1701 Market St.	Philadelphia	PA	4	Car-Tel Communications, Inc.	1957/1997	1,220	26	25
	4/30/2017	1315 West Century Dr.	Louisville	CO	--	Global Healthcare Exchange, Inc. (Global Healthcare Exchange, LLC)	1987/2006	106,877	811	821
	9/30/2017	9201 East Dry Creek Rd.	Centennial	CO	--	The Shaw Group, Inc.	2001/2002	128,500	1,163	1,186
		750 N. Commons Dr.	Aurora	IL	17	Westell, Inc. (Westell Technologies, Inc.)	1996	210,230	1,004	915
	11/30/2017	6200 Northwest Pkwy.	San Antonio	TX	--	United HealthCare Services, Inc. / PacifiCare Healthsystems, LLC	2000	142,500	891	933
	12/31/2017	100 East Shore Dr.	Glen Allen	VA	--	Capital One, National Association	1999	68,118	609	571
2018	1/31/2018	5757 Decatur Blvd.	Indianapolis	IN	5	Allstate Insurance Company	2002	84,200	687	696
	3/14/2018	601 & 701 Experian Pkwy.	Allen	TX	--	Experian Information Solutions, Inc. / TRW, Inc.(Experian Holdings, Inc.)	1981/1983	292,700	1,537	1,537
	4/30/2018	Sandlake Rd./Kirkman Rd.	Orlando	FL	--	Lockheed Martin Corporation	1982	184,000	480	935
	5/30/2018	13651 McLearen Rd.	Herndon	VA	--	United States of America	1987	159,644	1,622	1,789
	5/31/2018	6303 Barfield Rd.	Atlanta	GA	--	International Business Machines Corporation /Internet Security Systems, Inc. (ISS Group, Inc.)	2000/2001	238,600	2,533	2,188
	6/30/2018	100 Barnes Rd.	Wallingford	CT	--	3M Company	1978/1985/1990/1993	44,400	233	253
	9/30/2018	1701 Market St.	Philadelphia	PA	4	CBC Restaurant Corp.	1957/1997	8,070	103	106
	12/22/2018	5200 Metcalf Ave.	Overland Park	KS	--	Swiss Re America Holding Corporation / Westport Insurance Corporation	1980/1990/2004/2005	320,198	2,372	2,388
	12/31/2018	120 East Shore Dr.	Glen Allen	VA	--	Capital One Services, LLC	2000	77,045	252	369
2019	4/1/2019	9201 Stateline Rd.	Kansas City	MO	--	Swiss Re America Holding Corporation / Westport Insurance Corporation	1963/1973/1985/2003	155,925	1,111	1,111
	5/31/2019	4400 Northcorp Pkway	Palm Beach Gardens	FL	--	Office Suites Plus Properties, Inc.	1996	18,400	138	116
	6/19/2019	3965 Airways Blvd.	Memphis	TN	--	Federal Express Corporation	1982/1983/1985	521,286	3,426	3,507
	6/30/2019	275 South Valencia Ave.	Brea	CA	--	Bank of America, National Association	1983	637,503	4,355	4,300
	7/31/2019	500 Jackson St.	Columbus	IN	--	Cummins, Inc.	1984	390,100	2,213	2,270
	10/31/2019	10475 Crosspoint Blvd.	Indianapolis	IN	--	John Wiley & Sons, Inc.	1999	123,416	1,080	1,134
	12/31/2019	421 Butler Farm Rd.	Hampton	VA	--	Patient Advocate Foundation	2000	36,484	301	301
		850-950 Warrenville Rd.	Lisle	IL	--	National-Louis University	1984	85,532	633	729
2020	1/31/2020	10300 Kincaid Dr.	Fishers	IN	--	Roche Diagnostics Operations, Inc.	1999	193,000	1,689	1,712
	2/14/2020	5600 Broken Sound Blvd.	Boca Raton	FL	--	Océ Printing Systems USA, Inc. (Oce-USA Holding, Inc.)	1983/2002	143,290	1,136	1,122
	7/8/2020	1460 Tobias Gadsen Blvd.	Charleston	SC	--	Hagemeyer North America, Inc.	2005	50,076	398	420
2021	1/31/2021	1701 Market St.	Philadelphia	PA	4	Morgan, Lewis & Bockius LLP	1957/1997	289,432	2,236	2,157
	3/31/2021	1311 Broadfield Blvd.	Houston	TX	--	Transocean Offshore Deepwater Drilling, Inc. (Transocean Sedco Forex, Inc.)	2000	155,040	1,163	1,312
	6/30/2021	1415 Wyckoff Rd.	Wall	NJ	--	New Jersey Natural Gas Company	1983	157,511	1,656	1,656
	8/31/2021	333 Three D Systems Circle	Rock Hill	SC	--	3D Systems Corporation	2006	80,028	335	344
	11/30/2021	29 South Jefferson Rd.	Whippany	NJ	--	CAE SimuFlite, Inc. (CAE INC.)	2006/2008	123,734	1,196	1,164
2022	1/31/2022	26210 and 26220 Enterprise Court	Lake Forest	CA	--	Apria Healthcare, Inc. (Apria Healthcare Group, Inc.)	2001	100,012	568	600
N/A	N/A	1701 Market St.	Philadelphia	PA	4	Parking Operators	1957/1997	0	1,249	1,249
	Vacant	101 East Erie St.	Chicago	IL	--	(Available for Lease)	1986	17,716	0	0
		10475 Crosspoint Blvd.	Indianapolis	IN	--	(Available for Lease)	1999	13,867	0	0
		1701 Market St.	Philadelphia	PA	4	(Available for Lease)	1957/1997	5,315	0	0
		4000 Johns Creek Pkwy.	Suwanee	GA	--	(Available for Lease)	2001	13,955	0	0
		421 Butler Farm Rd.	Hampton	VA	--	(Available for Lease)	2000	20,080	0	0
OFFICE TOTAL/WEIGHTED AVERAGE						99.4% Leased		11,035,533	$88,395	$84,253

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 6/30/2012

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Acquired/ Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 6/30/2012 ($000) (2)	GAAP Base Rent as of 6/30/2012 ($000) (3)
INDUSTRIAL PROPERTIES
2012	MTM	191 Arrowhead Dr.	Hebron	OH	--	Owens Corning Insulating Systems, LLC	1999	250,410	260	260
	10/31/2012	1601 Pratt Ave.	Marshall	MI	--	Enbridge Energy, Limited Partnership	1979	58,300	86	86
2013	5/31/2013	200 Arrowhead Dr.	Hebron	OH	--	Owens Corning Sales, LLC / Owens Corning Insulating Systems, LLC	2000	400,522	451	451
		2203 Sherrill Dr.	Statesville	NC	--	Ozburn-Hessey Logistics, LLC (OHH Acquisition Corporation)	1999/2002	639,800	894	865
	12/31/2013	1133 Poplar Creek Rd.	Henderson	NC	--	Staples, Inc. / Corporate Express, Inc.	1998/2006	196,946	438	405
2014	1/1/2014	2415 US Hwy. 78 East	Moody	AL	--	CEVA Logistics U.S., Inc. (TNT Logistics Holdings, B.V.)	2004	595,346	527	527
	12/31/2014	3686 South Central Ave.	Rockford	IL	--	Jacobson Warehouse Company, Inc. (Jacobson Distribution Company, Inc. and Jacobson Transportation Company, Inc.)	1998	90,000	202	157
2015	1/31/2015	101 Michelin Dr.	Laurens	SC	7	CEVA Logistics U.S., Inc. (TNT Logistics Holdings, B.V.) / Michelin North America, Inc.	1991/1993	1,164,000	1,707	1,652
		7111 Crabb Rd.	Temperance	MI	7	CEVA Logistics U.S., Inc. (TNT Logistics Holdings, B.V.) / Michelin North America, Inc.	1978/1993	744,570	1,143	1,107
	12/31/2015	749 Southrock Dr.	Rockford	IL	--	Jacobson Warehouse Company, Inc. (Jacobson Distribution Company, Inc. and Jacobson Transportation Company, Inc.)	1992	150,000	238	244
2016	2/28/2016	7670 Hacks Cross Rd.	Olive Branch	MS	--	MAHLE Clevite, Inc. (MAHLE Industries, Incorporated)	1989	268,104	477	458
	3/31/2016	19500 Bulverde Rd.	San Antonio	TX	--	Elsevier STM Inc. (Reed Elsevier Inc.)	2001	559,258	1,832	1,714
		2455 Premier Dr.	Orlando	FL	--	Walgreen Co. / Walgreen Eastern Co.	1980	205,016	254	393
	5/31/2016	291 Park Center Dr.	Winchester	VA	--	Kraft Foods Global, Inc.	2001	344,700	605	645
	8/31/2016	10590 Hamilton Ave.	Cincinnati	OH	--	The Hillman Group, Inc.	1991/1994/1995/2005	248,200	396	396
	9/30/2016	900 Industrial Blvd.	Crossville	TN	--	Dana Commercial Vehicle Products, LLC	1989/2006	222,200	342	342
2017	2/28/2017	3456 Meyers Ave.	Memphis	TN	--	Sears, Roebuck and Co. / Sears Logistics Services	1973	780,000	796	847
	6/30/2017	7500 Chavenelle Rd.	Dubuque	IA	--	The McGraw-Hill Companies, Inc.	2001	330,988	608	582
	9/30/2017	250 Swathmore Ave.	High Point	NC	--	Steelcase Inc.	2002	244,851	549	543
	10/31/2017	1420 Greenwood Rd.	McDonough	GA	--	Versacold USA, Inc.	2000/2007	296,972	1,322	1,298
		43955 Plymouth Oaks Blvd.	Plymouth	MI	--	Tower Automotive Operations USA I, LLC / Tower Automotive Products Inc. (Tower Automotive, Inc.)	1996/1998	290,133	943	711
2018	6/30/2018	1650-1654 Williams Rd.	Columbus	OH	--	ODW Logistics, Inc.	1973	772,450	674	671
	9/30/2018	50 Tyger River Dr.	Duncan	SC	--	Plastic Omnium Auto Exteriors, LLC	2005/2007/2008	221,833	479	479
2019	4/30/2019	113 Wells St.	North Berwick	ME	--	United Technologies Corporation	1965/1980	972,625	768	768
	10/17/2019	10345 Philipp Pkwy.	Streetsboro	OH	--	L'Oreal USA S/D, Inc. (L’Oreal USA, Inc.)	2004	649,250	1,259	1,305
2020	3/31/2020	2425 Hwy. 77 North	Waxahachie	TX	--	James Hardie Building Products, Inc. (James Hardie NV & James Hardie Industries NV)	1996/2001	335,610	1,700	1,700
	6/30/2020	3102 Queen Palm Dr.	Tampa	FL	--	Time Customer Service, Inc. (Time Incorporated)	1986	229,605	643	638
	9/30/2020	3350 Miac Cove Rd.	Memphis	TN	--	Mimeo.com, Inc.	1987	107,400	207	192
	12/19/2020	1901 Ragu Dr.	Owensboro	KY	6	Unilever Supply Chain, Inc. (Unilever United States, Inc.)	1975/1979/1995	443,380	524	746
2021	5/31/2021	477 Distribution Pkwy.	Collierville	TN	--	Federal Express Corporation / FedEx Techconnect, Inc.	1984/1987/2005/2012	126,213	217	179
	9/30/2021	3820 Micro Dr.	Millington	TN	--	Ingram Micro L.P. (Ingram Micro Inc.)	1997	701,819	821	876
	11/30/2021	2880 Kenny Biggs Rd.	Lumberton	NC	--	Quickie Manufacturing Corporation	1998/2001/2006	423,280	656	678
2022	3/31/2022	5417 Campus Drive	Shreveport	LA	--	The Tire Rack, Inc.	2012	257,849	11	11
N/A	Vacant	3350 Miac Cove Rd.	Memphis	TN	--	(Available for Lease)	1987	32,679	0	0
INDUSTRIAL TOTAL/WEIGHTED AVERAGE						99.8% Leased		13,354,309	$22,029	$21,926

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 6/30/2012

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Acquired/ Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 6/30/2012 ($000) (2)	GAAP Base Rent as of 6/302012 ($000) (3)
RETAIL PROPERTIES
2012	11/30/2012	101 West Buckingham Rd.	Garland	TX	19	AVT Grocery, Inc.	1982	59,300	163	163
2013	2/28/2013	S. Carolina 52/52 Bypass	Moncks Corner	SC	--	Food Lion, LLC / Delhaize America, Inc.	1982	23,000	31	62
		US 221 & Hospital Rd.	Jefferson	NC	--	Food Lion, LLC / Delhaize America, Inc.	1981	23,000	36	36
	7/1/2013	1053 Mineral Springs Rd.	Paris	TN	--	The Kroger Co.	1982	31,170	79	107
	10/31/2013	1084 East Second St.	Franklin	OH	--	Marsh Supermarkets, Inc. / Crystal Food Services, LLC	1961/1978	29,119	56	71
		130 Midland Ave.	Port Chester	NY	--	Pathmark Stores, Inc.	1982	59,000	206	594
		5104 North Franklin Rd.	Lawrence	IN	--	Marsh Supermarkets, Inc. / Marsh Supermarkets, LLC	1958	28,721	97	97
2014	3/31/2014	N.E.C. 45th St./Lee Blvd.	Lawton	OK	--	Associated Wholesale Grocers, Inc. / Safeway, Inc.	1984	30,757	93	103
2015	1/31/2015	1700 State Route 160	Port Orchard	WA	--	Moran Foods, Inc. d/b/a Save-A-Lot, Ltd.	1983	16,037	41	41
	5/31/2015	24th St. West & St. John’s Ave.	Billings	MT	--	Safeway, Inc.	1981	40,800	93	143
2016	5/31/2016	12535 Southeast 82nd Ave.	Clackamas	OR	--	Toys "R" Us-Delaware, Inc. / Toys "R" Us, Inc. / TRU 2005 RE I, LLC	1981	42,842	153	153
		18601 Alderwood Mall Blvd.	Lynnwood	WA	--	Toys "R" Us-Delaware, Inc. / Toys "R" Us, Inc. / TRU 2005 RE I, LLC	1981/1993	43,105	141	141
		4811 Wesley St.	Greenville	TX	--	Brookshire Grocery Company / Safeway, Inc.	1985	48,492	85	121
		6910 South Memorial Hwy.	Tulsa	OK	--	Toys “R” Us, Inc. / Toys "R" Us-Delaware, Inc.	1981	43,123	128	128
2017	3/31/2017	1610 South Westmoreland Ave.	Dallas	TX	--	Malone’s Food Stores, Ltd.	1960	70,910	180	210
	6/30/2017	1600 East 23rd St.	Chattanooga	TN	--	BI-LO, LLC	1983	42,130	67	67
	11/30/2017	205 Homer Rd.	Minden	LA	--	Brookshire Grocery Company (Safeway Stores, Inc.)	1981	35,000	96	129
2018	2/26/2018	399 Peachwood Centre Dr.	Spartanburg	SC	--	Best Buy Co., Inc.	1996	45,800	197	197
		4831 Whipple Ave., Northwest	Canton	OH	--	Best Buy Co., Inc.	1995	46,350	232	232
	2/28/2018	291 Talbert Blvd.	Lexington	NC	--	Food Lion, LLC / Delhaize America, Inc.	1981	23,000	69	69
		3211 West Beverly St.	Staunton	VA	--	Food Lion, LLC / Delhaize America, Inc.	1971	23,000	83	83
	9/30/2018	835 Julian Ave.	Thomasville	NC	--	Mighty Dollar, LLC	1983	23,767	36	36
	10/31/2018	10340 U.S. 19	Port Richey	FL	--	Kingswere Furniture, LLC	1980	53,820	173	173
	12/31/2018	1150 West Carl Sandburg Dr.	Galesburg	IL	--	Kmart Corporation	1992	94,970	21	164
		12080 Carmel Mountain Rd.	San Diego	CA	--	Kmart Corporation	1993	107,210	24	375
		21082 Pioneer Plaza Dr.	Watertown	NY	--	Kmart Corporation	1993	120,727	36	241
		255 Northgate Dr.	Manteca	CA	--	Kmart Corporation	1993	107,489	38	278
		5350 Leavitt Rd.	Lorain	OH	--	Kmart Corporation	1993	193,193	55	366
		97 Seneca Trail	Fairlea	WV	--	Kmart Corporation	1993/1999	90,933	25	173
N/A	Vacant	10415 Grande Ave.	Sun City	AZ	18	(Available for Lease)	1982	10,000	69	87
		1700 State Route 160	Port Orchard	WA	--	(Available for Lease)	1983	11,931	0	0
		3451 Alta Mesa Blvd.	Fort Worth	TX	18	(Available for Lease)	1985	44,000	127	148
RETAIL TOTAL/WEIGHTED AVERAGE						96.0% Leased		1,662,696	$2,930	$4,988

LEXINGTON REALTY TRUST
Long-Term Leases - Consolidated Portfolio - 6/30/2012

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Property Type	Year Acquired/ Built/ Renovated/ Expanded	Sq. Ft. Leased or Available (1)	Cash Rent as of 6/30/2012 ($000) (2)	GAAP Base Rent as of 6/30/2012 ($000) (3)
LONG-TERM LEASE PROPERTIES
2022	11/30/2022	4201 Marsh Ln.	Carrollton	TX	--	Carlson Restaurants Inc. (Carlson, Inc.)	Office	2003	130,000	963	933
	12/31/2022	147 Milk St.	Boston	MA	--	Harvard Vanguard Medical Associates, Inc.	Office	1910	52,337	766	831
2023	2/28/2023	2211 South 47th St.	Phoenix	AZ	--	Avnet, Inc.	Office	1997	176,402	1,204	1,080
	3/31/2023	6555 Sierra Dr.	Irving	TX	--	TXU Energy Retail Company, LLC (Texas Competitive Electric Holdings Company, LLC)	Office	1999	247,254	1,524	1,476
		8900 Freeport Pkwy.	Irving	TX	--	Nissan Motor Acceptance Corporation (Nissan North America, Inc.)	Office	2003	225,049	1,519	1,674
2024	2/14/2024	1362 Celebration Blvd.	Florence	SC	--	MED3000, Inc.	Office	2012	32,000	193	216
	10/31/2024	6277 Sea Harbor Dr.	Orlando	FL	--	Wyndham Vacation Ownership, Inc. (Wyndham Worldwide Corporation)	Office	1984	259,401	0	848
2025	6/30/2025	10000 Business Blvd.	Dry Ridge	KY	--	Dana Light Axle Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	1988/1999	336,350	673	673
		301 Bill Bryan Rd.	Hopkinsville	KY	--	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	1987/1999/2000/2006	424,904	844	844
		37101 Corporate Dr.	Farmington Hills	MI	--	Panasonic Automotive Systems Company of America, a Division of Panasonic Corporation of North America	Office	2001	90,460	0	107
		4010 Airpark Dr.	Owensboro	KY	--	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	1998/2001	211,598	604	604
		730 North Black Branch Rd.	Elizabethtown	KY	--	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	2001	167,770	268	268
		750 North Black Branch Rd.	Elizabethtown	KY	--	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	1995/2000/2001	539,592	1,419	1,419
	7/31/2025	7005 Cochran Rd.	Glenwillow	OH	--	Royal Appliance Mfg. Co.	Industrial	1997	458,000	972	1,126
	11/30/2025	11707 Miracle Hills Dr.	Omaha	NE	--	Infocrossing, Inc.	Office	1989/1995	85,200	583	583
	12/31/2025	2005 East Technology Cir.	Tempe	AZ	--	Infocrossing, Inc.	Office	1998	60,000	564	564
2026	3/30/2026	121 Technology Dr.	Durham	NH	15	Heidelberg Americas, Inc. (Heidelberger Druckmaschinen AG) / Goss International Americas, Inc. (Goss International Corporation)	Industrial	1986/2002/2003	500,500	2,140	1,269
	3/31/2026	459 Wingo Road	Byhalia	MS	--	Asics America Corporation (Asics Corporation)	Industrial	2011	513,734	1,284	1,468
	6/30/2026	351 Chamber Drive	Chillicothe	OH	--	The Kitchen Collection, Inc.	Industrial	1995/1998	475,218	504	580
	10/31/2026	5001 Greenwood Rd.	Shreveport	LA	--	Libbey Glass Inc. (Libbey Inc.)	Industrial	2006	646,000	1,009	1,083
	11/30/2026	250 Rittenhouse Cir.	Bristol	PA	--	Northtec LLC (The Estée Lauder Companies Inc.)	Industrial	1983/1997	241,977	514	566
		500 Kinetic Drive	Huntington	WV	--	AMZN WVCS LLC (Amazon.com, Inc.)	Office	2011	68,693	572	642
	12/29/2026	5500 New Albany Road	Columbus	OH	--	Evans, Mechwart, Hambleton & Tilton, Inc.	Office	2005	104,807	760	869
2027	7/6/2027	2221 Schrock Road	Columbus	OH	--	MS Consultants, Inc.	Office	1999/2006	42,290	280	320
	10/31/2027	11201 Renner Blvd.	Lenexa	KS	18	United States of America	Office	2007	169,585	1,531	1,531
2028	8/31/2028	9803 Edmonds Way	Edmonds	WA	--	Pudget Consumers Co-op d/b/a PCC Natural Markets	Retail	1981	35,459	301	301
2029	1/31/2029	6226 West Sahara Ave.	Las Vegas	NV	--	Nevada Power Company	Office	1983/1994	282,000	4,035	2,126
	12/31/2029	400 East Stone Ave.	Greenville	SC	9	Canal Insurance Company	Office	1948/1981/1982/1986/1991/2006/2008	128,041	472	0
2031	5/31/2031	671 Washburn Switch Rd.	Shelby	NC	--	Clearwater Paper Corporation	Industrial	2011	673,518	1,073	1,300
2032	4/30/2032	13930 Pike Road	Missouri City	TX	--	Vulcan Construction Materials, LP (Vulcan Materials Company)	Industrial	N/A	0	345	419
N/A	Vacant	37101 Corporate Dr.	Farmington Hills	MI	--	(Available for Lease)	Office	2001	38,369	0	0
		6277 Sea Harbor Dr.	Orlando	FL	--	(Available for Lease)	Office	1984	100,113	0	0
		8900 Freeport Pkwy.	Irving	TX	--	(Available for Lease)	Office	2003	43,396	0	0
LONG-TERM LEASES TOTAL/WEIGHTED AVERAGE						97.6% Leased			7,560,017	$26,916	$25,720

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 6/30/2012

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Acquired/ Built/ Renovated/ Expanded	Gross Book Value ($000) (10)	Sq.Ft.	Percentage Leased	Cash Rent as of 6/30/2012 ($000) (2)	GAAP Base Rent as of 6/30/2012 ($000) (3)	Debt Balance ($000)
MULTI-TENANT PROPERTIES (14)
Various	Various	10 John St.	Clinton	CT	6	Multi-Tenant	1972	0	41,188	0%	0	0	0
		100 Light St.	Baltimore	MD	13	Multi-Tenant	1973/2009	244,692	476,459	95%	6,077	7,525	55,000
		140 East Shore Dr.	Glen Allen	VA	--	Multi-Tenant	2000	13,481	79,675	72%	511	457	19,085
		13430 North Black Canyon Fwy.	Phoenix	AZ	11	Multi-Tenant	1981/1982/2005/2007/2009	16,723	138,940	100%	1,322	1,339	0
		207 Mockingbird Ln.	Johnson City	TN	--	Multi-Tenant	1979	11,745	60,684	50%	306	306	0
		2300 Litton Ln.	Hebron	KY	11	Multi-Tenant	1986/1996	9,789	80,441	100%	250	229	0
		4200 Northcorp Pkway	Palm Beach Gardens	FL	11	Multi-Tenant	1996	15,204	95,065	20%	25	25	0
		6050 Dana Way	Antioch	TN	--	Multi-Tenant	1999	14,953	672,629	62%	694	708	0
		King St./1032 Fort St. Mall	Honolulu	HI	11 / 13	Multi-Tenant	1979/2002	47,192	318,451	93%	1,188	936	0
		1275 Northwest 128th St.	Clive	IA	18	Multi-Tenant	2004	10,599	61,180	0%	67	67	5,385
MULTI-TENANT TOTAL/WEIGHTED AVERAGE						73.7% Leased			2,024,712		$10,440	$11,592	$79,470

TOTAL CONSOLIDATED PORTFOLIO/WEIGHTED AVERAGE						97.5% Leased			35,637,267		$150,710	$148,479

Footnotes
1	Square foot leased or vacant.
2	Six months ended 6/30/2012 cash rent.
3	Six months ended 6/30/2012 GAAP base rent.
4	Lexington has an 80.5% interest in this property.
5	Current lease for 84,200 square feet expires 08/2012, however, lease extended to 01/2018 for 57,769 square feet.
6	Lexington has a 71.1% interest in this property.
7	CEVA Logistics U.S., Inc. lease expires 08/2012; however, new tenant (Michelin North America, Inc.) lease expires 01/31/2015.
8	IBM lease expires 05/2013, however, new tenant (Problem Solved, LLC) leases 16,000 sf through 05/2014.
9	Property is classified as a capital lease for GAAP, accordingly $495 income is included in non-operating income.
10	Represents GAAP capitalized costs.
11	Property is collateral for secured credit facility and term loan.
12	Subsequent to 6/30/2012, lease extended to 12/31/2021.
13	Includes parking operations.
14	The multi-tenanted properties incurred approximately $4.8 million in operating expenses, net for the six months ended 6/30/2012.
15	Heidelberg Americas, Inc. lease expires 3/30/2021, however, new tenant (Goss International Americas, Inc.) lease expires 3/30/2026.
16	Subsequent to 6/30/2012, lease extended to 12/14/2023.
17	Lexington has an 87.1% interest in this property and sold its interest for $13.2 million subsequent to 6/30/2012.
18	Cash and GAAP rent amounts represent/include prior tenant.
19	Subsequent to 6/30/2012, lease terminated effective 7/6/2012.

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Net Lease Strategic Assets Fund Portfolio - 6/30/2012

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Acquired/ Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 6/30/2012 ($000) (2)	GAAP Base Rent as of 6/30/2012 ($000) (3)
NET LEASE STRATEGIC ASSETS FUND PROPERTIES
2013	5/31/2013	2401 Cherahala Blvd.	Knoxville	TN	--	AdvancePCS, Inc. / CaremarkPCS, L.L.C.	2002	59,748	450	450
	6/30/2013	420 Riverport Rd.	Kingsport	TN	5	Kingsport Power Company	1981	42,770	155	153
	10/31/2013	3943 Denny Ave.	Pascagoula	MS	--	Northrop Grumman Systems Corporation	1995	94,841	319	319
	12/31/2013	120 Southeast Pkwy. Dr.	Franklin	TN	--	Essex Group, Inc. (United Technologies Corporation)	1970/1983	289,330	367	327
2014	1/31/2014	109 Stevens St.	Jacksonville	FL	--	Wagner Industries, Inc.	1959/1967	168,800	150	142
		1401 & 1501 Nolan Ryan Pkwy.	Arlington	TX	--	Siemens Dematic Postal Automation L.P. / Siemens Energy & Automation, Inc. / Siemens Shared Services, LLC	2003	236,547	1,362	1,340
	4/30/2014	12000 & 12025 Tech Center Dr.	Livonia	MI	--	Kelsey-Hayes Company (TRW Automotive, Inc.)	1987/1988/1990	180,230	1,058	1,037
	6/30/2014	70 Mechanic St.	Foxboro	MA	--	Invensys Systems, Inc. (Siebe, Inc.)	1965/1967/1971	251,914	3,256	3,050
	12/31/2014	324 Industrial Park Rd.	Franklin	NC	--	SKF USA Inc.	1996	72,868	228	228
2015	6/30/2015	1700 47th Ave North	Minneapolis	MN	--	Owens Corning / Owens Corning Roofing and Asphalt, LLC	2003	18,620	312	312
		2500 Patrick Henry Pkwy.	McDonough	GA	--	Georgia Power Company	1999	111,911	771	768
		2935 Van Vactor Dr.	Plymouth	IN	--	Bay Valley Foods, LLC	2000/2003	300,500	406	405
		3711 San Gabriel	Mission	TX	--	VoiceStream PCS II Corporation / T-Mobile USA, Inc. / T-Mobile West Corporation	2003	75,016	525	510
	9/27/2015	2529 West Thorne Dr.	Houston	TX	--	Baker Hughes, Incorporated	1982/1999	65,500	479	419
		9110 Grogans Mill Rd.	The Woodlands	TX	--	Baker Hughes, Incorporated	1992	275,750	1,738	1,566
	10/31/2015	5201 West Barraque St.	Pine Bluff	AR	--	Entergy Arkansas Inc.	1964/1972/1988	27,189	96	96
2016	1/31/2016	1600 Eberhardt Rd.	Temple	TX	--	Nextel of Texas, Inc. (Nextel Finance Company)	2001	108,800	837	808
	5/31/2016	1200 Jupiter Rd.	Garland	TX	--	Raytheon Company	1980	278,759	753	753
	7/14/2016	1400 Northeast McWilliams Rd.	Bremerton	WA	--	Nextel West Corp. (Nextel Finance Company)	2002	60,200	608	582
	11/30/2016	736 Addison Rd.	Erwin	NY	--	Corning, Incorporated	2006	408,000	619	619
2017	4/30/2017	3600 Army Post Rd.	Des Moines	IA	--	HP Enterprise Services, LLC	2000	405,000	1,453	1,325
	12/31/2017	11411 North Kelly Ave.	Oklahoma City	OK	--	American Golf Corporation	1991/1996	13,924	237	239
2018	8/31/2018	3500 North Loop Rd.	McDonough	GA	--	Litton Loan Servicing LP	2007	62,218	602	602
	9/30/2018	904 Industrial Rd.	Marshall	MI	--	Tenneco Automotive Operating Company, Inc. (Tenneco, Inc.)	1968/1972/2008	246,508	382	401
2019	1/31/2019	2999 Southwest 6th St.	Redmond	OR	--	VoiceStream PCS I LLC (T-Mobile USA, Inc.)	2004	77,484	771	786
		9601 Renner Blvd.	Lenexa	KS	--	VoiceStream PCS II Corporation (T-Mobile USA, Inc.)	2004	77,484	673	696
	7/15/2019	19019 North 59th Ave.	Glendale	AZ	--	Honeywell International Inc.	1986/1997/2000	252,300	877	950
	6/29/2019	3265 East Goldstone Dr.	Meridian	ID	--	T-Mobile PCS Holdings, LLC (T-Mobile USA, Inc.)	2004	77,484	657	682
2020	5/31/2020	359 Gateway Dr.	Lavonia	GA	--	TI Group Automotive Systems, LLC (TI Automotive Ltd.)	2005	133,221	600	600
	6/30/2020	10419 North 30th St.	Tampa	FL	--	Time Customer Service, Inc. (Time Incorporated)	1986	132,981	682	678
	8/31/2020	First Park Dr.	Oakland	ME	--	Omnipoint Holdings, Inc. (T-Mobile USA, Inc.)	2005	78,610	667	575
	11/30/2020	11555 University Blvd.	Sugar Land	TX	--	KS Management Services, LLP (St. Luke’s Episcopal Health System Corporation)	2005	72,683	613	626
2021	9/30/2021	265 Lehigh St.	Allentown	PA	--	Pennsylvania School of Business, Inc.	1980	22,392	62	62
	10/25/2021	6938 Elm Valley Dr.	Kalamazoo	MI	--	Dana Commercial Vehicle Products, LLC (Dana Holding Corporation and Dana Limited)	1999/2004	150,945	1,014	1,058
2022	6/30/2022	8555 South River Pkwy.	Tempe	AZ	4	ASM Lithography, Inc. (ASM Lithography Holding N.V.) (2013) / DuPont Airproducts Nanomaterials L.L.C. (2022)	1998	95,133	1,177	1,105
	7/31/2022	109 Stevens St.	Tucson	AZ	--	CoxCom, LLC	1988	28,591	273	276
2025	7/14/2025	590 Ecology Ln.	Chester	SC	--	Owens Corning Sales, LLC	2001/2005	420,597	1,093	1,084
2026	8/31/2026	25500 State Hwy. 249	Tomball	TX	--	Parkway Chevrolet, Inc. (Raymond Durdin & Jean W. Durdin)	2005	77,076	676	753
2027	4/30/2027	2424 Alpine Rd.	Eau Claire	WI	--	Silver Spring Foods, Inc. (Huntsinger Farms, Inc.)	1993/2004	159,000	500	586
Various	Various	17191 St. Luke's Way	The Woodlands	TX	--	Multi-Tenant	2004	13,368	0	0

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Net Lease Strategic Assets Fund Portfolio - 6/30/2012

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Acquired/ Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 6/30/2012 ($000) (2)	GAAP Base Rent as of 6/30/2012 ($000) (3)
N/A	Vacant	17191 St. Luke's Way	The Woodlands	TX	6	(Available for Lease)	2004	27,632	399	249
		265 Lehigh St.	Allentown	PA	--	(Available for Lease)	1980	48,838	0	0
NET LEASE STRATEGIC ASSETS FUND TOTAL/WEIGHTED AVERAGE						98.7% Leased		5,800,762	27,897	27,217

Footnotes
1	Square foot leased or vacant.
2	Six months ended 6/30/2012 cash rent.
3	Six months ended 6/30/2012 GAAP base rent.
4	ASM Lithography, Inc. lease expires 6/30/2013; however, new tenant (DuPont Airproducts Nanomaterials LLC) lease expires 6/30/2022.
5	Subsequent to 6/30/2012, lease extended to 06/2018.
6	Cash and GAAP rent amounts represent prior tenant.

LEXINGTON REALTY TRUST
Lease Rollover Schedule by Property Type - Cash Basis
6/30/2012

	Office			Industrial			Retail
Year	Net Rentable Area	Cash Rent as of 6/30/2012 ($000)	Annual Rent PSF	Net Rentable Area	Cash Rent as of 6/30/2012 ($000)	Annual Rent PSF	Net Rentable Area	Cash Rent as of 6/30/2012 ($000)	Annual Rent PSF
2012	365,533	$2,954	$16.16	308,710	$346	$2.24	59,300	$163	$5.5
2013	966,609	$6,802	$14.07	1,237,268	$1,783	$2.88	194,010	$505	$5.21
2014	1,927,583	$17,478	$18.13	685,346	$729	$2.13	30,757	$93	$6.05
2015	1,808,563	$18,012	$14.86	2,058,570	$3,088	$3.00	56,837	$134	$4.72
2016	569,241	$3,943	$13.85	1,847,478	$3,906	$4.23	177,562	$507	$5.71
2017	657,445	$4,504	$13.7	1,942,944	$4,218	$4.34	148,040	$343	$4.63
2018	1,408,857	$9,819	$13.94	994,283	$1,153	$2.32	930,259	$989	$3.86
2019	1,968,646	$13,257	$13.47	1,621,875	$2,027	$2.50	—	$—	$—
2020	386,366	$3,223	$16.68	1,115,995	$3,074	$5.51	—	$—	$—
2021	805,745	$6,586	$16.35	1,251,312	$1,694	$2.71	—	$—	$—
2022 - Q1	100,012	$568	$11.36	257,849	$11	$4.83	—	$—	$—
Thereafter	2,153,519	$14,966	$13.98	5,189,161	$11,649	$4.39	35,459	$301	$16.98
Total/Weighted Average (1)	13,118,119	$102,112	$14.88	18,510,791	$33,678	$3.68	1,632,224	$3,035	$4.71

Footnotes
(1) Total shown may differ from detailed amounts due to rounding and does not include multi-tenant properties and parking operations.

LEXINGTON REALTY TRUST
Lease Rollover Schedule - GAAP Basis
6/30/2012

Year	Number of Leases Expiring	GAAP Base Rent as of 6/30/2012 ($000)	Percent of GAAP Base Rent as of 6/30/2012
2,012	8	$3,249	2.4%
2,013	18	$9,293	6.9%
2,014	27	$18,198	13.4%
2,015	17	$16,432	12.1%
2,016	14	$8,827	6.5%
2,017	14	$8,838	6.5%
2,018	23	$13,798	10.2%
2,019	10	$15,541	11.5%
2,020	7	$6,530	4.8%
2,021	8	$8,366	6.2%
2022 - Q1 & Q2	2	$611	0.5%
Thereafter	30	$25,720	19%

Total (1)	178	$135,403	100%

Footnotes
(1) Total shown may differ from detailed amounts due to rounding and does not include multi-tenant properties and parking operations.

LEXINGTON REALTY TRUST
Mortgage Loans Receivable
6/30/2012
						Current Estimated Annual Debt Service ($000)(2)
Collateral			Loan Balance ($000)(1)	Interest Rate	Maturity Date		Balloon Payment ($000)	Escrow Balance ($000)
	City	State
Office	Schaumburg (3)	IL	$21,942	20.00%	01/2012	$—	$21,942	$308
	Southfield	MI	$7,721	4.55%	02/2015	$1,282	$5,810	$—
	Westmont (4)	IL	$27,063	6.45%	10/2015	$2,090	$25,731	$5,804
Industrial	New Kingstown (5)	PA	$3,028	7.78%	01/2013	$—	$3,028	$664
Retail	Various	Various	$1,066	8.00%	07/2012	$1,066	$—	$—
	Austin	TX	$1,882	16.00%	10/2018	$—	$5,104	$—
	Various	Various	$1,349	8.00%	02/2021	$219	$—	$—
	Various	Various	$714	8.00%	12/2021	$111	$—	$—
	Various	Various	$859	8.00%	03/2022	$127	$—	$—
Charter School	Homestead (6)	FL	$5,872	7.50%	08/2014	$—	$5,872	$—
	Total Mortgage Loans Receivable		$71,496			$4,895	$67,487	$6,776

Footnotes
(1) Includes accrued interest receivable and net origination fees.
(2) Remaining collections for debt less than 12 months to maturity, all others are debt service for next 12 months.
(3) Interest only payments to the extent of operating cash flow of underlying asset. Borrower currently in default and Lexington has commenced foreclosure.
(4) Escrow balance includes $3,045 in a collateral escrow account maintained by the borrower and $2,500 letter of credit held by Lexington.
(5) Borrower currently in default, so no current debt service being made.
(6) Lexington is committed to lend up to $8,000.

LEXINGTON REALTY TRUST
2012 Second Quarter Financing Summary

	DEBT RETIRED

		Face ($000)	Satisfaction ($000)	Rate	Due Date
1	Laurens, SC (1)	$14,111	$14,111	5.911%	09/2012
2	Temperance, MI (1)	$9,460	$9,460	5.912%	09/2012
	TOTAL	$23,571	$23,571

	CORPORATE LEVEL FINANCING

		Face ($000)	Rate	Maturity
1	Term Loan Draw	$45,000	3.500%	01/2019
	TOTAL	$45,000

	NEW PROPERTY LEVEL FINANCING

		Face ($000)	Rate	Maturity
1	Baltimore, MD	$55,000	4.320%	06/2023
	TOTAL	$55,000

Footnotes
(1)	Imputed interest rate.

LEXINGTON REALTY TRUST
Debt Maturity Schedule
6/30/2012
($000)

Consolidated Properties
Year	Real Estate Scheduled Amortization	Real Estate Balloon Payments	Corporate Debt
2,012	$8,964	$69,990	$—
2,013	$25,217	$234,937	$—
2,014	$23,454	$229,068	$—
2,015	$14,916	$261,640	$35,000	(1)
2,016	$10,132	$121,889	$—
	$82,683	$917,524	$35,000

Non-Consolidated Investments - LXP Proportionate Share
Year	Real Estate Scheduled Amortization	Real Estate Balloon Payments
2,012	$871	—
2,013	$2,714	$2,496
2,014	$2,416	$12,679
2,015	$2,394	$6,960
2,016	$1,790	$3,998
	$10,185	$26,133

Footnotes
(1) Maturity date can be extended to 01/2016 at Lexington's option.

LEXINGTON REALTY TRUST
2012 Mortgage Maturities by Property Type
6/30/2012

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 6/30/2012 ($000)	GAAP Base Rent as of 6/30/2012 ($000)
Office	37101 Corporate Dr.	Farmington Hills	MI	128,829	$17,724	09/2012	06/2025	$12,968	—	$107
	4455 American Way	Baton Rouge	LA	70,100	$5,943	10/2012	10/2012	$13,868	$591	$557
	1110 Bayfield Dr.	Colorado Springs	CO	166,575	$10,272	12/2012	11/2013	$19,579	$815	$800
Industrial	19500 Bulverde Rd. (2)	San Antonio	TX	559,258	$26,025	10/2012	03/2016	$41,882	$1,832	$1,714
	43955 Plymouth Oaks Blvd.	Plymouth	MI	290,133	$10,026	12/2012	10/2017	$19,161	$943	$711

	Total 2012 Mortgage Maturities			1,214,895	$69,990			$107,458	$4,181	$3,889

Footnotes
(1) Represents GAAP capitalized costs as of June 30, 2012.
(2) Mortgage satisfied subsequent to June 30, 2012.

LEXINGTON REALTY TRUST
2013 Mortgage Maturities by Property Type
6/30/2012

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 6/30/2012 ($000)	GAAP Base Rent as of 6/30/2012 ($000)
Office	3476 Stateview Blvd.	Fort Mill	SC	169,083	$9,904	01/2013	05/2014	$18,095	$1,343	$1,267
	9201 East Dry Creek Rd.	Centennial	CO	128,500	$13,555	02/2013	09/2017	$26,922	$1,163	$1,186
	12600 Gateway Blvd.	Fort Meyers	FL	62,400	$8,550	05/2013	01/2013	$13,561	$579	$546
	200 Executive Blvd. South	Southington	CT	153,364	$12,228	05/2013	12/2012	$26,737	$840	$812
	275 South Valencia Ave.	Brea	CA	637,503	$73,071	05/2013	06/2019	$118,929	$4,355	$4,300
	5757 Decatur Blvd.	Indianapolis	IN	89,956	$8,580	05/2013	2012/2018	$15,299	$710	$719
	810 & 820 Gears Rd.	Houston	TX	157,790	$15,737	05/2013	01/2013	$26,829	$1,148	$1,126
	8900 Freeport Pkwy.	Irving	TX	268,445	$36,466	05/2013	03/2023	$60,297	$1,519	$1,674
	6303 Barfield Rd./859 Mount Vernon Hwy.	Atlanta	GA	289,000	$40,356	05/2013	Various	$76,766	$3,177	$2,703
	2211 South 47th St.	Phoenix	AZ	176,402	$16,490	09/2013	02/2023	$24,631	$1,204	$1,080

	Total 2013 Mortgage Maturities			2,132,443	$234,937			$408,066	$16,038	$15,413

Footnotes
(1) Represents GAAP capitalized costs as of June 30, 2012.

LEXINGTON REALTY TRUST
2014 Mortgage Maturities by Property Type
6/30/2012

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 6/30/2012 ($000)	GAAP Base Rent as of 6/30/2012 ($000)
Office &	33 Commercial St.	Foxboro	MA	164,689	$—	01/2014	07/2015	$29,238	$3,025	$1,816
Multi-Tenant	1275 Northwest 128th St.	Clive	IA	61,180	$5,151	05/2014	Vacant	$10,599	$67	$67
	3480 Stateview Blvd.	Fort Mill	SC	169,218	$18,311	05/2014	05/2014	$29,174	$1,821	$1,725
	1701 Market St. (2)	Philadelphia	PA	304,037	$43,520	07/2014	Various	$72,728	$3,614	$3,537
	10300 Kincaid Dr.	Fishers	IN	193,000	$10,466	08/2014	01/2020	$28,323	$1,689	$1,712
	3965 Airways Blvd.	Memphis	TN	521,286	$47,270	09/2014	06/2019	$116,410	$3,426	$3,507
	500 Jackson St.	Columbus	IN	390,100	$26,399	09/2014	07/2019	$53,821	$2,213	$2,270
	6226 West Sahara Ave.	Las Vegas	NV	282,000	$32,118	09/2014	01/2029	$64,735	$4,035	$2,126
	22011 Southeast 51st St./5150 220th Ave.	Issaquah	WA	202,544	$30,388	12/2014	12/2014	$51,306	$2,261	$2,072
	275 Technology Dr.	Canonsburg	PA	107,872	$9,095	12/2014	12/2014	$15,739	$715	$689
Industrial	2415 US Hwy. 78 East	Moody	AL	595,346	$6,350	01/2014	01/2014	$11,575	$527	$527

	Total 2014 Mortgage Maturities			2,991,272	$229,068			$483,648	$23,393	$20,048

Footnotes
(1) Represents GAAP capitalized costs as of June 30, 2012.
(2) Lexington has an 80.5% interest in the property and amounts include parking operations.

LEXINGTON REALTY TRUST
2015 Mortgage Maturities by Property Type
6/30/2012

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 6/30/2012 ($000)	GAAP Base Rent as of 6/30/2012 ($000)
Office &	101 East Erie St.	Chicago	IL	230,704	$29,900	01/2015	03/2014	$56,548	$2,066	$2,501
Multi-Tenant	400 East Stone Ave. (2)	Greenville	SC	128,041	$9,000	01/2015	12/2029	$10,662	$472	$—
	4201 Marsh Ln.	Carrollton	TX	130,000	$12,022	01/2015	11/2022	$22,146	$963	$933
	13775 McLearen Rd.	Herndon	VA	125,293	$10,359	04/2015	04/2015	$25,443	$1,109	$1,069
	10475 Crosspoint Blvd.	Indianapolis	IN	141,047	$11,205	05/2015	10/2019	$22,506	$1,113	$1,167
	100, 120, 140 East Shore Dr.	Glen Allen	VA	224,838	$18,321	05/2015	Various	$38,044	$1,372	$1,397
	1311 Broadfield Blvd.	Houston	TX	155,040	$14,431	05/2015	03/2021	$29,999	$1,163	$1,312
	1409 Centerpoint Blvd.	Knoxville	TN	84,404	$6,658	05/2015	10/2014	$12,604	$856	$810
	2550 Interstate Dr.	Harrisburg	PA	81,859	$7,792	05/2015	12/2013	$15,255	$972	$935
	2706 Media Center Dr.	Los Angeles	CA	83,252	$9,760	05/2015	Various	$18,070	$881	$734
	2800 Waterford Lake Dr.	Midlothian	VA	99,057	$9,055	05/2015	10/2014	$15,844	$1,066	$1,007
	333 Mt. Hope Ave.	Rockaway	NJ	95,500	$14,900	05/2015	09/2014	$29,295	$1,122	$1,061
	4000 Johns Creek Pkwy.	Suwanee	GA	87,219	$10,502	05/2015	09/2012	$4,203	$724	$719
	6200 Northwest Pkwy.	San Antonio	TX	142,500	$11,167	05/2015	11/2017	$20,813	$891	$933
	16676 Northchase Dr.	Houston	TX	101,111	$11,282	05/2015	07/2014	$19,369	$835	$814
	4001 International Pkwy.	Carrollton	TX	138,443	$18,710	07/2015	07/2015	$30,859	$1,603	$1,597
	12645 West Airport Rd.	Sugar Land	TX	165,836	$6,286	09/2015	09/2015	$19,436	$1,719	$971
	10001 Richmond Ave.	Houston	TX	554,385	$18,161	09/2015	09/2015	$73,343	$6,775	$3,688
Industrial	10000 Business Blvd.	Dry Ridge	KY	336,350	$4,463	07/2015	06/2025	$15,227	$673	$673
	301 Bill Bryan Rd.	Hopkinsville	KY	424,904	$7,846	07/2015	06/2025	$19,066	$844	$844
	4010 Airpark Dr.	Owensboro	KY	211,598	$3,917	07/2015	06/2025	$13,598	$604	$604
	730 North Black Branch Rd.	Elizabethtown	KY	167,770	$2,527	07/2015	06/2025	$6,055	$268	$268
	750 North Black Branch Rd.	Elizabethtown	KY	539,592	$13,376	07/2015	06/2025	$32,222	$1,419	$1,419

	Total 2015 Mortgage Maturities			4,448,743	$261,640			$550,607	$29,510	$25,456

Footnotes
(1) Represents GAAP capitalized costs as of June 30, 2012.
(2) Property is classified as a capital lease for GAAP, accordingly $495 of GAAP income is included in non-operating income.

LEXINGTON REALTY TRUST
2016 Mortgage Maturities by Property Type
6/30/2012

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 6/30/2012 ($000)	GAAP Base Rent as of 6/30/2012 ($000)
Office	700 US Hwy. Route 202-206	Bridgewater	NJ	115,558	$13,825	03/2016	10/2014	$31,657	$1,017	$1,286
	11707 Miracle Hills Dr	Omaha	NE	85,200	$7,560	04/2016	11/2025	$13,853	$583	$583
	2005 East Technology Circle	Tempe	AZ	60,000	$7,140	04/2016	12/2025	$12,199	$564	$564
	850-950 Warrenville Rd	Lisle	IL	99,414	$9,377	06/2016	2014/2019	$17,388	$770	$850
	11511 Luna Rd	Farmers Branch	TX	180,507	$18,363	07/2016	04/2016	$29,984	$1,154	$1,594
	180 South Clinton St	Rochester	NY	226,000	$16,765	08/2016	12/2014	$30,830	$1,478	$1,474
Industrial	459 Wingo Road	Byhalia	MS	513,734	$15,000	06/2016	03/2026	$27,492	$1,284	$1,468
	2203 Sherrill Dr	Statesville	NC	639,800	$12,574	08/2016	05/2013	$21,266	$894	$865
	3686 S. Central Ave. / 749 Southrock Dr	Rockford	IL	240,000	$6,153	08/2016	2014/2015	$10,919	$440	$401
	7005 Cochran Road	Glenwillow	OH	458,000	$15,132	09/2016	07/2025	$28,665	$972	$1,126

	Total 2016 Mortgage Maturities			2,618,213	$121,889			$224,253	$9,156	$10,211

Footnotes
(1) Represents GAAP capitalized cost at June 30, 2012.

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
6/30/2012
Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Farmington Hills, MI	(b)(q)	$17,802	5.723%	09/2012	$333	$17,724
Baton Rouge, LA	(b)	5,987	5.333%	10/2012	135	5,943
San Antonio, TX	(p)	26,128	6.080%	10/2012	508	26,025
Plymouth, MI	(b)	10,202	5.964%	12/2012	480	10,026
Colorado Springs, CO	(b)	10,378	5.996%	12/2012	423	10,272
Fort Mill, SC		9,999	6.000%	01/2013	401	9,904
Centennial, CO	(b)(h)	13,785	5.724%	02/2013	756	13,555
Brea, CA	(b)	73,976	5.734%	05/2013	4,792	73,071
Atlanta, GA		41,047	5.268%	05/2013	2,680	40,356
Irving, TX	(b)	37,020	5.452%	05/2013	2,416	36,466
Houston, TX		16,009	5.218%	05/2013	1,040	15,737
Southington, CT		12,446	5.018%	05/2013	792	12,228
Indianapolis, IN		8,729	5.168%	05/2013	564	8,580
Fort Meyers, FL		8,660	5.268%	05/2013	531	8,550
Phoenix, AZ		17,005	6.270%	09/2013	1,527	16,490
Foxboro, MA	(b)	5,791	6.000%	01/2014	3,399	—
Moody, AL		6,599	4.978%	01/2014	493	6,350
Clive, IA	(r)	5,385	5.139%	05/2014	387	5,151
Fort Mill, SC		18,939	5.373%	05/2014	1,364	18,311
Philadelphia, PA	(e)	45,314	5.060%	07/2014	3,178	43,520
Fishers, IN		10,981	6.375%	08/2014	932	10,466
Columbus, IN	(i)	25,831	6.150%	09/2014	1,611	25,831
Las Vegas, NV	(i)	31,428	6.150%	09/2014	1,960	31,427
Memphis, TN	(i)	46,253	6.150%	09/2014	2,884	46,253
Columbus, IN	(i)	591	7.500%	09/2014	54	568
Las Vegas, NV	(i)	719	7.500%	09/2014	66	691
Memphis, TN	(i)	1,058	7.500%	09/2014	97	1,017
Issaquah, WA	(b)	31,213	5.665%	12/2014	2,113	30,388
Canonsburg, PA	(b)	9,085	5.426%	12/2014	489	9,095
Chicago, IL	(b)	29,513	5.639%	01/2015	1,548	29,900
Greenville, SC		9,000	5.500%	01/2015	495	9,000
Carrollton, TX		12,786	5.530%	01/2015	993	12,022
Herndon, VA	(b)	11,024	5.885%	04/2015	888	10,359
Glen Allen, VA	(b)	19,085	5.377%	05/2015	1,292	18,321
Houston, TX		15,374	5.160%	05/2015	1,114	14,431
Rockaway, NJ		14,900	5.292%	05/2015	799	14,900
Houston, TX		12,014	5.210%	05/2015	874	11,282
Indianapolis, IN		11,937	5.160%	05/2015	865	11,205
San Antonio, TX		11,875	5.340%	05/2015	875	11,167
Suwanee, GA		11,004	5.260%	05/2015	751	10,502
Los Angeles, CA		10,386	5.110%	05/2015	750	9,760
Richmond, VA		9,632	5.310%	05/2015	708	9,055
Harrisburg, PA		8,305	5.110%	05/2015	599	7,792
Knoxville, TN		7,083	5.310%	05/2015	520	6,658
Carrollton, TX	(b)	19,518	5.725%	07/2015	1,382	18,710
Elizabethtown, KY	(j)	14,349	4.990%	07/2015	1,046	13,376

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
6/30/2012
Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Hopkinsville, KY		8,417	4.990%	07/2015	614	7,846
Dry Ridge, KY	(n)	4,787	4.990%	07/2015	349	4,463
Owensboro, KY	(n)	4,202	4.990%	07/2015	306	3,917
Elizabethtown, KY	(j)	2,711	4.990%	07/2015	198	2,527
Houston, TX	(b)	36,072	6.250%	09/2015	8,385	18,161
Sugar Land, TX	(b)	9,459	6.250%	09/2015	2,139	6,286
Bridgewater, NJ		14,584	5.732%	03/2016	1,035	13,825
Omaha, NE		8,189	5.610%	04/2016	621	7,560
Tempe, AZ		7,734	5.610%	04/2016	586	7,140
Byhalia, MS		15,000	4.710%	06/2016	707	15,000
Lisle, IL		9,978	6.500%	06/2016	793	9,377
Farmers Branch, TX	(b)	18,471	5.939%	07/2016	1,136	18,363
Rochester, NY	(f)	17,940	6.210%	08/2016	1,383	16,765
Statesville, NC	(f)	13,455	6.210%	08/2016	1,037	12,574
Rockford, IL	(f)	6,585	6.210%	08/2016	508	6,153
Glenwillow, OH		16,207	6.130%	09/2016	1,240	15,132
Memphis, TN		3,770	5.710%	01/2017	275	3,484
Huntington, WV		6,500	4.150%	02/2017	270	6,500
Orlando, FL		9,924	5.722%	02/2017	696	9,309
Dubuque, IA		9,823	5.402%	06/2017	733	8,725
Shreveport, LA		19,000	5.690%	07/2017	1,096	19,000
McDonough, GA		23,000	6.110%	11/2017	1,514	21,651
Lorain, OH	(b)	1,232	7.750%	07/2018	108	—
Manteca, CA	(b)	870	7.750%	07/2018	77	—
Watertown, NY	(b)	818	7.750%	07/2018	72	—
Lewisburg, WV	(b)	575	7.750%	07/2018	51	—
San Diego, CA	(b)	555	7.750%	07/2018	49	—
Galesburg, IL	(b)	488	7.750%	07/2018	43	—
Boston, MA		13,075	6.100%	12/2018	996	11,520
North Berwick, ME		9,282	3.560%	04/2019	1,532	—
Overland Park, KS	(b)	36,036	5.891%	05/2019	2,657	31,867
Kansas City, MO	(b)	17,208	5.883%	05/2019	1,268	15,182
Streetsboro, OH	(b)	18,626	5.749%	09/2019	1,344	16,338
Boca Raton, FL		20,400	6.470%	02/2020	1,542	18,383
Wall, NJ	(b)	24,594	6.250%	01/2021	3,312	—
Charleston, SC		7,350	5.850%	02/2021	436	6,632
Whippany, NJ		15,166	6.298%	11/2021	1,344	10,400
Baltimore, MD		55,000	4.320%	06/2023	2,376	47,676
Subtotal/Wtg. Avg./Years Remaining (l)		$1,263,228	5.635%	3.4	$94,732	$1,144,191

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
6/30/2012
Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Corporate
Revolving Credit Facility	(k) (m)	$35,000	2.114%	01/2015	$750	35,000
Term Loan	(k)	206,000	3.758%	01/2019	7,849	206,000
Convertible Notes	(o)(c)	115,000	6.000%	01/2030	6,900	115,000
Trust Preferred Notes	(g)	129,120	6.804%	04/2037	8,785	129,120
Subtotal/Wtg. Avg./Years Remaining (l)		$485,120	4.982%	10.6	$24,284	$485,120
Total/Wtg. Avg./Years Remaining (l)		$1,748,348	5.454%	5.4	$119,016	$1,629,311

Footnotes
(a) Subtotal and total based on weighted average term to maturity (or put dates) shown in years based on debt balance.
(b) Debt balances based upon imputed interest rates.
(c) Represents full payable of notes, discount of $8,882 excluded from balance.
(d) Remaining payments for debt with less than 12 months to maturity, all others are debt service for next 12 months.
(e) Lexington has an 80.5% interest in this property.
(f) Properties are cross-collateralized.
(g) Rate fixed through 04/2017, thereafter LIBOR plus 170 bps.
(h) Maturity date represents lender call date.
(i) Properties are cross-collateralized.
(j) Properties are cross-collateralized.
(k) Secured by a borrowing base of properties.
(l) Total shown may differ from detailed amounts due to rounding.
(m) Maturity can be extended to 01/2016 at Lexington's option.
(n) Properties are cross-collateralized.
(o) Holders have the right to redeem the notes on 01/15/17, 01/15/20 and 01/15/25.
(p) Mortgage satisfied subsequent to 6/30/2012.
(q) Loan has hyper-amortization option.
(r) Lexington has suspended debt service payments.

LEXINGTON REALTY TRUST
Non- Consolidated Investments: Mortgages & Notes Payable
6/30/2012
Joint Venture	Debt Balance ($000)	LXP Proportionate Share ($000) (3)	Interest Rate (%)	Maturity	Current Estimated Annual Debt Service ($000) (4)	Balloon Payment ($000)	Proportionate Share Balloon Payment ($000) (3)
Net Lease Strategic	$2,578	$387	7.670%	01/2013	$2,776	—	—
Net Lease Strategic	12,335	1,850	5.148%	05/2013	723	12,144	1,822
Net Lease Strategic	4,611	692	5.950%	09/2013	381	4,496	674
Net Lease Strategic	19,272	2,891	5.810%	02/2014	1,551	18,588	2,788
Net Lease Strategic	8,840	1,326	5.616%	04/2014	697	8,484	1,273
Net Lease Strategic (5)	57,450	8,618	2.489%	07/2014	1,450	57,450	8,618
Net Lease Strategic	661	99	8.500%	04/2015	271	—	—
Net Lease Strategic	16,033	2,405	5.411%	05/2015	1,189	15,087	2,263
Net Lease Strategic - Oklahoma TIC	14,329	860	5.240%	05/2015	976	13,673	820
Net Lease Strategic	11,986	1,798	5.212%	06/2015	836	11,349	1,702
Net Lease Strategic	5,764	865	5.783%	06/2015	462	5,371	806
Net Lease Strategic	13,895	2,084	8.036%	09/2015	3,445	6,925	1,039
Net Lease Strategic	4,076	611	8.036%	09/2015	950	2,203	330
Net Lease Strategic	8,101	1,215	6.090%	01/2016	668	7,446	1,117
Net Lease Strategic	5,987	898	6.090%	04/2016	494	5,465	820
Net Lease Strategic	6,188	928	6.315%	09/2016	497	5,723	858
One Summit	11,809	3,543	9.375%	10/2016	3,344	—	—
Net Lease Strategic	8,728	1,309	6.063%	11/2016	683	8,023	1,203
One Summit	7,866	2,360	10.625%	11/2016	2,239	—	—
Rehab Humble Lessee	15,245	2,287	4.700%	05/2017	950	13,982	2,097
Net Lease Strategic	8,361	1,254	5.910%	10/2018	728	6,624	994
Net Lease Strategic	9,303	1,395	6.010%	08/2019	753	7,658	1,149
Net Lease Strategic	7,445	1,117	6.507%	11/2019	563	6,692	1,004
Net Lease Strategic	9,414	1,412	6.270%	12/2019	774	7,755	1,163
Net Lease Strategic	9,519	1,428	5.930%	10/2020	750	7,660	1,149
Net Lease Strategic	8,658	1,299	5.460%	12/2020	741	5,895	884
Net Lease Strategic	9,014	1,352	5.640%	01/2021	692	7,018	1,053
Net Lease Strategic	10,814	1,622	5.380%	08/2025	1,144	362	54
Total/Wtg. Avg. (1)/Years Remaining (2)	$308,282	$47,905	5.770%	4.1	$30,727	$246,073	$35,680

Footnotes
(1) Weighted average interest rate based on proportionate share.
(2) Weighted average years remaining on maturities based on proportionate debt balance.
(3) Total balance shown may differ from detailed amounts due to rounding.
(4) Remaining payments for debt with less than 12 months to maturity, all others are debt service for 12 months.
(5) Term loan collateralized by 17 properties. Interest only at LIBOR plus 225 bps, subject to adjustment.

LEXINGTON REALTY TRUST
Partnership Interests
Six Months Ended June 30, 2012
($000)

Noncontrolling Interest Properties - Partners' Proportionate Share (1)

EBITDA	$397
Interest expense	$272
Depreciation and amortization	$478

Non-Consolidated Net Leased Real Estate - Lexington's Share

EBITDA	$14,255
Interest expense	$1,407

Footnotes
(1) Excludes discontinued operations and OP unit noncontrolling interests.

LEXINGTON REALTY TRUST
Selected Balance Sheet and Income Statement Account Data
6/30/2012
($000)

Balance Sheet

Other assets	$26,992

The components of other assets are:

Deposits	$155
Investments- capital lease	10,662
Equipment	618
Prepaids	3,603
Other receivables	1,146
Deferred tax asset	699
Deferred lease incentives	9,972
Other	137

Accounts payable and other liabilities	$59,592

The components of accounts payable and other liabilities are:

Accounts payable and accrued expenses	$15,590
CIP accruals and other	22,611
Taxes	232
Deferred lease and loan costs	4,815
Subordinated notes	2,352
Deposits	1,162
Escrows	1,343
Sale/leaseback financing obligation	4,750
Transaction costs	505
Guarantee obligation	1,500
Interest rate swap derivative liability	4,732

Income Statement - six months ended June 30, 2012

Non-cash interest expense, net	$816

LEXINGTON REALTY TRUST
Select Credit Metrics

	6/30/2011	6/30/2012

Company FFO Payout Ratio	47.9%	52.1%

Non-mortgaged Assets	$1.33 billion	$1.31 billion

Debt + Preferred / Gross Assets	50.2%	49.7%

Debt/Gross Assets	42.2%	43.6%

Secured Debt / Gross Assets	34.9%	37.6%

Net Debt / EBITDA	5.7 times	5.9 times

Net Debt + Preferred / EBITDA	6.8 times	6.7 times

Credit Line Availability	$295.9 million	$261.3 million

Development / Gross Assets	0.3%	1.8%

EBITDA / Revenue	79%	80.8%

EBITDA / PrefDiv + Interest Expense	2.3 times	2.5 times

JV + Advisory Income / Revenues	7%	6.4%

LEXINGTON REALTY TRUST
Revenue and Same-Store NOI Data
6/30/2012
($000)

Base Rent Estimates for Current Assets
	Year	Cash (1)	GAAP (1)
	2012 - remaining	$137,408	$147,611
	2,013	$275,476	$283,598
	2,014	$253,835	$256,989
	2,015	$214,685	$217,306
	2,016	$186,025	$186,755

Other Revenue Data
	Asset Class	GAAP Base Rent as of 6/30/12 (2)	Percentage
	Office	$84,253	56.7%
	Long-term leases	$25,720	17.3%
	Industrial	$21,926	14.8%
	Multi-tenant	$11,592	7.8%
	Retail	$4,988	3.4%
		$148,479	100%

	Credit Ratings (3)
	Investment Grade	$73,122	49.3%
	Non-Investment Grade	$22,637	15.2%
	Unrated	$52,720	35.5%
		$148,479	100%

Same-Store NOI(4)(5)		Six Months Ended June 30
		2,012	2,011
	Total Base Rent	$143,119	$142,010
	Tenant Reimbursements and Other	14,765	15,464
	Property Operating Expenses	(28,780)	(29,372)
	Same-Store NOI	$129,104	$128,102

	Change in Same-Store NOI	0.8%

Footnotes
(1)
Amounts assume (1) lease terms for non-cancellable periods only, (2) that all below market leases are renewed by the tenants at the option rate and (3) that no new or renegotiated leases are entered into after 6/30/2012.

(2)	Six months ended 6/30/2012 GAAP base rent recognized for consolidated properties owned as of 6/30/2012.
(3)	Credit ratings are based upon either tenant, guarantor or parent. Generally, all multi-tenant assets are included in unrated.
(4)	NOI is on cash basis.
(5)	Excludes properties acquired and sold in 2011 and the six months ended 6/30/2012.

Net Lease Strategic Assets Fund
Supplemental Financial Disclosure
$—

	June 30, 2012	December 31, 2011
Real estate, including intangibles, net	$559,245	$577,280
Cash, including restricted cash	$11,478	$12,319
Mortgages and notes payable	$259,033	$266,136

	Six months ended June 30,
	2,012	2,011
Total gross revenues	$27,742	$30,954
Depreciation and amortization	(14,653)	(16,299)
Interest expense	(7,185)	(8,323)
Other expense, net	(2,569)	(1,824)
Net income from continuing operations	3,335	4,508
Total discontinued operations	(517)	241
Net income	$2,818	$4,749

Funds from operations, as adjusted	$18,360	$20,312

Debt/Gross Assets	37.5%	37.2%
Net Debt/EBITDA	5.1 times	5.1 times
Interest Coverage	3.6 times	2.8 times

Supplemental Revenue Data

Asset Class	GAAP Base Rent as of 6/30/12 (1)	Percentage
Office	$17,572	64.6%
Industrial	$8,653	31.8%
Other	$992	3.6%
	$27,217	100%

Credit Ratings (2)	GAAP Base Rent as of 6/30/12 (1)	Percentage
Investment Grade	$14,325	52.6%
Non-Investment Grade	$3,886	14.3%
Unrated	$9,006	33.1%
	$27,217	100%

Footnotes
(1) Six months ended 6/30/2012 GAAP base rent recognized for consolidated properties owned as of 6/30/2012.
(2) Credit ratings are based upon either tenant, guarantor or parent.

LEXINGTON REALTY TRUST
Top 20 Markets
6/30/2012
	Core Based Statistical Area (2)	Percent of GAAP Base Rent as of 6/30/12 (1)
1	Dallas-Fort Worth-Arlington, TX	8.4%
2	Houston-Sugar Land-Baytown, TX	5.6%
3	Memphis, TN-MS-AR	5.2%
4	Baltimore-Towson, MD	5.1%
5	New York-Northern New Jersey-Long Island, NY-NJ-PA	3.9%
6	Los Angeles-Long Beach-Santa Ana, CA	3.8%
7	Atlanta-Sandy Springs-Marietta, GA	3.5%
8	Kansas City, MO-KS	3.4%
9	Orlando-Kissimmee, FL	3.3%
10	Chicago-Naperville-Joliet, IL-IN-WI	2.9%
11	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2.8%
12	Boston-Cambridge-Quincy, MA-NH	2.6%
13	Columbus, OH	2.6%
14	Indianapolis-Carmel, IN	2.5%
15	Phoenix-Mesa-Scottsdale, AZ	2.1%
16	Charlotte-Gastonia-Concord, NC-SC	2%
17	Washington-Arlington-Alexandria, DC-VA-MD-WV	1.9%
18	San Antonio, TX	1.8%
19	Detroit-Warren-Livonia, MI	1.8%
20	Cincinnati-Middletown, OH-KY-IN	1.7%
	Total Top 20 Markets (3)	66.7%

Footnotes
(1)	Six months ended 6/30/2012 GAAP base rent recognized for consolidated properties owned as of 6/30/2012.
(2)
A Core Based Statistical Area is the official term for a functional region based around an urban center of at least 10,000 people, based on standards published by the Office of Management and Budget (OMB) in 2000. These standards are used to replace the definitions of metropolitan areas that were defined in 1990.

(3)	Total shown may differ from detailed amounts due to rounding.

LEXINGTON REALTY TRUST
Tenant Industry Diversification
6/30/2012

Industry Category	Percent of GAAP Base Rent as of 6/30/2012 (1) (2)
Finance/Insurance	15.7%
Energy	10.2%
Technology	9.6%
Consumer Products	8.3%
Automotive	8.1%
Service	7.7%
Transportation/Logistics	6.3%
Food	5.3%
Healthcare	4.9%
Telecommunications	3.9%
Media/Advertising	3.7%
Construction/Materials	3%
Printing/Production	2.9%
Aerospace/Defense	2.6%
Apparel	2.1%
Retail Department	1.7%
Retail Specialty	1.4%
Education	1.2%
Real Estate	1.2%
Retail Electronics	0.3%
100%

Footnotes
(1) Six months ended 6/30/2012 GAAP base rent recognized for consolidated properties owned as of 6/30/2012.
(2) Total shown may differ from detailed amounts due to rounding.

LEXINGTON REALTY TRUST
Top 10 Tenants or Guarantors
6/30/2012
		Sq. Ft. Leased	Sq. Ft. Leased as a Percent of Consolidated Portfolio (2)	GAAP Base Rent as of 6/30/2012 ($000) (1)	Percent of GAAP Base Rent as of 6/30/2012 ($000) (1) (2)

Tenants or Guarantors	Number of Leases
Bank of America, National Association	8	691,893	1.9%	$4,724	3.2%
Baker Hughes, Inc.	2	720,221	2%	$4,659	3.1%
Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	6	1,902,414	5.3%	$4,150	2.8%
Federal Express Corporation	2	647,499	1.8%	$3,686	2.5%
Swiss Re America Holding Corporation / Westport Insurance Corporation	2	476,123	1.3%	$3,499	2.4%
Morgan, Lewis and Bockius, LLP (3)	1	289,432	0.8%	$3,406	2.3%
CEVA Logistics U.S., Inc. (TNT Logistics Holdings, B.V.)	3	2,503,916	7%	$3,286	2.2%
Transamerica Life Insurance Company	1	156,140	0.4%	$3,000	2%
Wells Fargo Bank, N.A.	2	338,301	0.9%	$2,992	2%
JPMorgan Chase Bank, National Association	3	430,375	1.2%	$2,707	1.8%
	30	8,156,314	22.9%	$36,109	24.3%

Footnotes
(1) Six months ended 6/30/2012 GAAP base rent recognized for consolidated properties owned as of 6/30/2012.
(2) Total shown may differ from detailed amounts due to rounding.
(3) Includes parking garage operations. Lexington has an 80.5% interest in this property.

Investor Information

Transfer Agent

Computershare Shareowner Services LLC
480 Washington Blvd.
Jersey City NJ 07310-1900
(800) 850-3948
www.bnymellon.com/shareowner/equityaccess

Investor Relations

Patrick Carroll
Executive Vice President and Chief Financial Officer
Telephone (direct)     (212) 692-7215
Facsimile (main)    (212) 594-6600
E-mail    pcarroll@lxp.com

Research Coverage

Bank of America/Merrill Lynch
James Feldman            (646) 855-5808

Barclays Capital
Ross L. Smotrich        (212) 526-2306

Friedman, Billings, Ramsey
Gabe Poggi            (703) 469-1141

J.P. Morgan Chase
Anthony Paolone        (212) 622-6682

Stifel Nicolaus
John W. Guinee            (443) 224-1307

Wells Fargo Securities, LLC
Todd J. Stender            (212) 214-8067